Exhibit 99.1

------------------------------------------------------------------------------
MORGAN STANLEY                                               February 11, 2004
Securitized Products Group
                                [LOGO OMITTED]
------------------------------------------------------------------------------


                             Collateral Term Sheet


                               $ [ 455,382,293 ]
                  (Approximate, subject to final collateral)


                                 MSM 2004-2AR


                      Morgan Stanley Mortgage Loan Trust


              Mortgage Pass-Through Certificates, Series 2004-2AR


                             Hybrid Arm New Issue


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Mortgage Loans:     The trust will consist of hybrid arm mortgage loans
                    secured by first liens on one- to four-family residential properties with an aggregate principal balance as of the Statistical Cut-off Date of approximately $455,382,293,
                    (the "Mortgage Loans"). Substantially all of the Mortgage
                    Loans have original terms to maturity of approximately 30 years and were acquired by Morgan Stanley Mortgage Capital
                    Inc.


------------------------------------------------------------------------------
Group 1 Preliminary Mortgage Pool Data (approximate)
------------------------------------------------------------------------------
Total Outstanding Principal Balance                           $45,570,621
Number of Mortgage Loans                                              144
Average Current Principal Balance                                $316,463
Weighted Average Mortgage Interest Rate                            5.498%
Weighted Average Remaining Term to Maturity                    356 months
Weighted Average Seasoning                                       4 months
Weighted Average Credit Score                                         705
Weighted Average Original Loan to Value Ratio                      77.77%
Owner Occupied                                                     93.30%
Cash-out Refinance                                                 16.85%
Geographic Distribution (% CA)                                     48.37%
Single Family Dwelling                                             58.80%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Group 2 Preliminary Mortgage Pool Data (approximate)
------------------------------------------------------------------------------
Total Outstanding Principal Balance                          $157,773,085
Number of Mortgage Loans                                              378
Average Current Principal Balance                                $417,389
Weighted Average Mortgage Interest Rate                            4.625%
Weighted Average Remaining Term to Maturity                    356 months
Weighted Average Seasoning                                       4 months
Weighted Average Credit Score                                         716
Weighted Average Original Loan to Value Ratio                      69.95%
Owner Occupied                                                     85.95%
Cash-out Refinance                                                 26.65%
Geographic Distribution (% CA)                                     17.92%
Single Family Dwelling                                             61.20%
------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------
Group 3 Preliminary Mortgage Pool Data (approximate)
------------------------------------------------------------------------------
Total Outstanding Principal Balance                           $31,056,833
Number of Mortgage Loans                                               74
Average Current Principal Balance                                $419,687
Weighted Average Mortgage Interest Rate                            5.391%
Weighted Average Remaining Term to Maturity                    353 months
Weighted Average Seasoning                                       7 months
Weighted Average Credit Score                                         739
Weighted Average Original Loan to Value Ratio                      66.92%
Owner Occupied                                                     88.96%
Cash-out Refinance                                                 48.19%
Geographic Distribution (% CA)                                     23.96%
Single Family Dwelling                                             66.00%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Group 4 Preliminary Mortgage Pool Data (approximate)
------------------------------------------------------------------------------
Total Outstanding Principal Balance                          $220,981,755
Number of Mortgage Loans                                              380
Average Current Principal Balance                                $581,531
Weighted Average Mortgage Interest Rate                            5.252%
Weighted Average Remaining Term to Maturity                    355 months
Weighted Average Seasoning                                       5 months
Weighted Average Credit Score                                         738
Weighted Average Original Loan to Value Ratio                      63.24%
Owner Occupied                                                     97.28%
Cash-out Refinance                                                 16.25%
Geographic Distribution (% CA)                                     47.24%
Single Family Dwelling                                             93.30%
------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                Number                       % of                                Average
                                    of            Total     Total    Weighted       Weighted    Original
                              Mortgage          Current   Current     Average        Average     Subject  % Full-Alt       FICO
Mortgage Rates (%)               Loans      Balance ($)   Balance  Coupon (%)  Net Coupon(%)      LTV (%)        Doc      Score
-------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                       27    10,718,829.11      2.35       4.000          3.500       72.94        45.9        723
4.001 - 4.500                      130    61,137,490.24     13.43       4.293          3.799       65.33        51.9        705
4.501 - 5.000                      310   151,591,042.35     33.29       4.862          4.438       66.75        70.7        729
5.001 - 5.500                      343   165,503,946.33     36.34       5.309          4.947       65.95        78.9        733
5.501 - 6.000                      143    58,190,934.36     12.78       5.750          5.432       72.22        61.9        727
6.001 - 6.500                       19     6,778,651.22      1.49       6.271          6.008       80.54        42.4        749
6.501 - 7.000                        2     1,337,869.15      0.29       6.813          6.563       46.93         0.0        730
7.001 - 7.500                        1        77,930.57      0.02       7.125          6.875      100.00         0.0        698
7.501 - 8.000                        1        45,600.00      0.01       7.750          7.500       80.00       100.0        586
-------------------------------------------------------------------------------------------------------------------------------
Total:                             976   455,382,293.33    100.00       5.069          4.673       67.27        68.8        727
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 7.750%
Weighted Average: 5.069%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 1 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                       % of                                Average
                                       of            Total     Total    Weighted        Weighted   Original
Current Mortgage Loan            Mortgage          Current   Current     Average         Average    Subject  % Full-Alt       FICO
Principal Balance ($)               Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      27     2,051,352.68      0.45       5.140           4.746      64.65        33.1        713
100,000.01 - 200,000.00               144    22,559,263.85      4.95       5.185           4.819      73.97        35.5        709
200,000.01 - 300,000.00                91    22,568,404.54      4.96       5.035           4.656      73.52        39.1        709
300,000.01 - 400,000.00               164    59,447,217.87     13.05       4.990           4.593      68.60        59.5        722
400,000.01 - 500,000.00               195    88,219,028.97     19.37       5.155           4.766      69.63        65.1        732
500,000.01 - 600,000.00               121    67,112,050.69     14.74       5.093           4.694      68.54        78.7        733
600,000.01 - 700,000.00                87    55,930,586.48     12.28       5.047           4.650      64.02        78.0        728
700,000.01 - 800,000.00                39    29,303,073.22      6.43       5.171           4.810      62.62        74.2        729
800,000.01 - 900,000.00                37    31,497,781.37      6.92       4.925           4.509      67.51        81.3        730
900,000.01 - 1,000,000.00              60    58,859,237.76     12.93       5.065           4.664      57.12        73.7        733
1,000,000.01 - 1,500,000.00             5     6,282,354.23      1.38       4.853           4.353      81.27       100.0        703
1,500,000.01 >=                         6    11,551,941.67      2.54       4.865           4.409      81.22        83.0        718
----------------------------------------------------------------------------------------------------------------------------------
Total:                                976   455,382,293.33    100.00       5.069           4.673      67.27        68.8        727
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 45,600.00
Maximum: 2,000,000.00
Average: 466,580.22
Total: 455,382,293.33
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 2 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                   Number                        % of                                 Average
                                       of             Total     Total    Weighted         Weighted   Original
FICO                             Mortgage           Current   Current     Average          Average    Subject  % Full-Alt     FICO
Score                               Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
Not Available                           2        924,108.50      0.20       5.191            4.806      70.03       100.0        0
Below 550                               1        304,371.64      0.07       5.250            5.000      71.83       100.0      477
551 - 575                               3        919,851.57      0.20       4.204            3.704      66.85        73.9      572
576 - 600                               8      3,111,800.00      0.68       5.006            4.574      73.06       100.0      588
601 - 625                              18      8,199,948.51      1.80       4.695            4.232      72.16        69.0      615
626 - 650                              49     17,268,797.75      3.79       4.891            4.461      69.58        71.6      641
651 - 675                             117     50,842,656.93     11.16       5.010            4.603      69.29        64.6      664
676 - 700                             127     57,639,633.51     12.66       5.100            4.713      67.51        68.0      689
701 - 725                             141     65,270,497.66     14.33       5.093            4.709      68.57        71.3      714
726 - 750                             171     78,795,854.08     17.30       5.091            4.703      67.05        64.9      739
751 - 775                             175     87,916,845.79     19.31       5.109            4.715      65.51        75.5      764
776 - 800                             137     71,531,078.77     15.71       5.069            4.670      66.04        64.2      786
801 - 825                              26     11,958,457.99      2.63       5.157            4.756      63.88        64.3      806
826 - 850                               1        698,390.63      0.15       5.250            4.865      63.35       100.0      826
----------------------------------------------------------------------------------------------------------------------------------
Total:                                976    455,382,293.33    100.00       5.069            4.673      67.27        68.8      727
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 477
Maximum:  826
Non-Zero Weighted Average: 727
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                   Number                        % of                                 Average
                                       of             Total     Total    Weighted          Weighted   Original
                                 Mortgage           Current   Current     Average           Average    Subject % Full-Alt     FICO
Documentation Level                 Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                              593    313,406,063.53     68.82       5.092            4.690      66.51       100.0      727
Stated Documentation                  226     79,738,542.27     17.51       5.187            4.846      68.56         0.0      729
Limited/Lite                          140     52,301,454.02     11.49       4.745            4.297      69.56         0.0      718
No Documentation                       17      9,936,233.51      2.18       5.093            4.708      69.04         0.0      765
----------------------------------------------------------------------------------------------------------------------------------
Total:                                976    455,382,293.33    100.00       5.069            4.673      67.27        68.8      727
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 3 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                          Number                      % of                              Average
                                              of           Total     Total    Weighted       Weighted  Original
Original                                Mortgage         Current   Current     Average        Average   Subject  % Full-Alt   FICO
Loan-to-Value Ratio (%)                    Loans     Balance ($)   Balance  Coupon (%) Net Coupon (%)   LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
 <=50.00                                     137   68,710,614.40     15.09       4.986          4.584     39.41        65.4    737
50.01 - 55.00                                 37   22,119,146.87      4.86       5.069          4.687     52.66        87.9    736
55.01 - 60.00                                 68   37,700,022.48      8.28       5.053          4.639     58.01        78.9    738
60.01 - 65.00                                 79   46,150,799.15     10.13       5.112          4.705     62.78        85.7    725
65.01 - 70.00                                110   56,281,249.24     12.36       5.024          4.624     68.02        79.3    727
70.01 - 75.00                                 92   46,829,457.79     10.28       5.064          4.673     73.25        56.5    724
75.01 - 80.00                                405  157,726,721.41     34.64       5.117          4.734     79.32        61.3    721
80.01 - 85.00                                  3      804,222.18      0.18       5.294          4.949     83.86        62.1    745
85.01 - 90.00                                  9    4,381,529.56      0.96       4.890          4.454     87.65        71.4    692
90.01 - 95.00                                  5    1,189,749.39      0.26       5.077          4.605     92.97        18.3    733
95.01 - 100.00                                31   13,488,780.86      2.96       5.068          4.628     99.72        60.4    735
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       976  455,382,293.33    100.00       5.069          4.673     67.27        68.8    727
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.25%
Maximum: 100.00%
Weighted Average by Current Balance: 67.27%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 4 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Weighted
                                             Number                     % of                              Average
                                                 of           Total    Total   Weighted        Weighted  Original
                                           Mortgage         Current  Current    Average         Average   Subject  % Full-Alt  FICO
Effective Original Loan-to-Value Ratio (%)    Loans     Balance ($)  Balance Coupon (%)  Net Coupon (%)   LTV (%)         Doc Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                                      2      112,554.20     0.02      5.024           4.635      7.89         0.0   724
10.01 - 20.00                                     6    2,764,629.46     0.61      4.667           4.198     15.69        44.8   746
20.01 - 30.00                                    20    7,852,279.01     1.72      4.734           4.296     25.29        46.9   736
30.01 - 40.00                                    42   19,862,639.11     4.36      4.963           4.573     35.86        66.6   730
40.01 - 50.00                                    69   38,486,312.62     8.45      5.072           4.675     46.50        70.5   739
50.01 - 60.00                                   110   60,884,930.92    13.37      5.049           4.645     56.63        81.5   737
60.01 - 70.00                                   221  118,500,217.60    26.02      5.050           4.640     69.89        79.8   726
70.01 - 80.00                                   495  204,233,179.20    44.85      5.106           4.721     77.93        60.2   721
80.01 - 90.00                                     6    1,969,529.56     0.43      5.483           5.124     88.00        31.4   753
90.01 - 100.00                                    5      716,021.65     0.16      6.168           5.871     97.82        62.9   726
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                          976  455,382,293.33   100.00      5.069           4.673     67.27        68.8   727
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.25%
Maximum: 100.00%
Weighted Average by Current Balance: 66.21%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Weighted
                                             Number                     % of                              Average
                                                 of           Total    Total   Weighted        Weighted  Original
                                           Mortgage         Current  Current    Average         Average   Subject  % Full-Alt  FICO
Pledged Assets                                Loans     Balance ($)  Balance Coupon (%)  Net Coupon (%)   LTV (%)         Doc Score
-----------------------------------------------------------------------------------------------------------------------------------
No                                              937  437,880,562.55    96.16      5.074           4.680     66.10        69.0   727
Yes                                              39   17,501,730.78     3.84      4.932           4.479     96.51        63.9   721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                          976  455,382,293.33   100.00      5.069           4.673     67.27        68.8   727
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 5 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                     Number                     % of                               Average
                                         of           Total    Total    Weighted        Weighted  Original
Coverage on Loans with Original    Mortgage         Current  Current     Average         Average   Subject  % Full-Alt     FICO
Loan-to-Value Ratios above 80%        Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)   LTV (%)         Doc    Score
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                       10    2,455,551.21    12.36       5.798           5.471     91.30        43.5      742
No Insurance                              1      230,000.00     1.16       4.250           3.750     83.33         0.0      789
Pledged Assets                           37   17,178,730.78    86.48       4.940           4.488     96.85        63.6      723
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   48   19,864,281.99   100.00       5.039           4.601     96.01        60.4      726
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                     Number                     % of                               Average
Geographic                               of           Total    Total    Weighted        Weighted  Original
Distribution                       Mortgage         Current  Current     Average         Average   Subject  % Full-Alt     FICO
by Balance                            Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)   LTV (%)         Doc    Score
-------------------------------------------------------------------------------------------------------------------------------
California                              306  162,152,177.98    35.61       5.226           4.848     64.81        67.4      729
New York                                 83   38,434,094.05     8.44       4.934           4.499     65.17        76.7      727
Florida                                  76   29,961,021.81     6.58       4.939           4.531     73.84        51.5      722
Virginia                                 47   22,538,692.94     4.95       4.893           4.463     68.95        88.4      734
Massachusetts                            34   20,318,975.35     4.46       4.989           4.590     63.86        92.9      722
New Jersey                               45   20,128,492.91     4.42       4.839           4.407     61.45        76.8      734
Illinois                                 36   17,852,886.40     3.92       5.084           4.688     69.69        72.6      724
Connecticut                              25   14,348,778.18     3.15       5.143           4.748     56.81        81.5      733
Georgia                                  52   13,240,448.92     2.91       5.188           4.854     76.68        63.0      730
Maryland                                 26   12,388,728.05     2.72       5.152           4.776     66.32        91.8      724
Other                                   246  104,017,996.74    22.84       4.970           4.568     71.36        58.2      723
-------------------------------------------------------------------------------------------------------------------------------
Total:                                  976  455,382,293.33   100.00       5.069           4.673     67.27        68.8      727
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 6 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                    Number                     % of                             Average
                                        of           Total    Total   Weighted       Weighted  Original
                                  Mortgage         Current  Current    Average        Average   Subject  % Full-Alt        FICO
Purpose                              Loans     Balance ($)  Balance Coupon (%) Net Coupon (%)   LTV (%)         Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                  375  191,705,261.57    42.10      4.969          4.566     62.17        70.9         727
Purchase                               379  163,080,788.64    35.81      5.210          4.823     74.98        69.1         734
Refinance - Cashout                    222  100,596,243.12    22.09      5.029          4.632     64.50        64.5         715
-------------------------------------------------------------------------------------------------------------------------------
Total:                                 976  455,382,293.33   100.00      5.069          4.673     67.27        68.8         727
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                    Number                     % of                             Average
                                        of           Total    Total   Weighted       Weighted  Original
                                  Mortgage         Current  Current    Average        Average   Subject  % Full-Alt        FICO
Property Type                        Loans     Balance ($)  Balance Coupon (%) Net Coupon (%)   LTV (%)         Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                688  350,024,573.53    76.86      5.092          4.698     65.69        73.7         728
Planned Unit Development               156   59,842,778.81    13.14      5.025          4.635     73.94        43.0         722
Condominium                             94   31,453,760.14     6.91      4.923          4.512     72.69        53.7         728
Co-op                                   21    7,212,939.09     1.58      5.117          4.665     62.60        95.3         753
2-4 Family                              15    6,401,311.19     1.41      4.771          4.316     69.88        84.5         695
Townhouse                                2      446,930.57     0.10      6.403          6.153     71.84        82.6         762
-------------------------------------------------------------------------------------------------------------------------------
Total:                                 976  455,382,293.33   100.00      5.069          4.673     67.27        68.8         727
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                    Number                     % of                             Average
                                        of           Total    Total   Weighted       Weighted  Original
                                  Mortgage         Current  Current    Average        Average   Subject  % Full-Alt        FICO
Occupancy                            Loans     Balance ($)  Balance Coupon (%) Net Coupon (%)   LTV (%)         Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
Primary                                887  420,734,875.45    92.39      5.082          4.688     67.03        68.4         727
Second Home                             62   27,754,616.56     6.09      4.807          4.360     71.51        76.6         737
Investment                              27    6,892,801.32     1.51      5.315          4.963     64.60        65.1         719
-------------------------------------------------------------------------------------------------------------------------------
Total:                                 976  455,382,293.33   100.00      5.069          4.673     67.27        68.8         727
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 7 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                        % of                                Average
                                   of             Total     Total    Weighted         Weighted  Original
Remaining Term               Mortgage           Current   Current     Average          Average   Subject    % Full-Alt       FICO
to Stated Maturity              Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)   LTV (%)           Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
241 - 360                         976    455,382,293.33    100.00       5.069            4.673     67.27          68.8        727
---------------------------------------------------------------------------------------------------------------------------------
Total:                            976    455,382,293.33    100.00       5.069            4.673     67.27          68.8        727
---------------------------------------------------------------------------------------------------------------------------------
Minimum:  296
Maximum:  359
Weighted Average: 356
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                        % of                                Average
                                   of             Total     Total    Weighted         Weighted  Original
                             Mortgage           Current   Current     Average          Average   Subject    % Full-Alt       FICO
Product Type                    Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)   LTV (%)           Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
3 Year/6 Month                     18      4,677,687.71      1.03       5.514            5.264     77.49          13.0        693
5 Year/6 Month                      1        345,801.20      0.08       6.125            5.875     75.00           0.0        796
5 Year/1 Year                      12      1,706,081.86      0.37       5.868            5.618     86.16          26.4        730
7 Year/1 Year                      16      3,080,066.00      0.68       5.444            5.069     74.96           0.0        729
10 Year/1 Year                    349    207,061,857.60     45.47       5.217            4.832     62.95          92.8        737
3 Year/6 Month IO                 126     40,892,932.95      8.98       5.496            5.246     77.81          25.5        707
5 Year/6 Month IO                 365    155,721,201.69     34.20       4.608            4.113     69.76          56.6        716
7 Year/6 Month IO                  58     27,976,767.10      6.14       5.385            5.135     66.04          55.1        740
10 Year/6 Month IO                 31     13,919,897.22      3.06       5.764            5.510     67.62          44.4        746
---------------------------------------------------------------------------------------------------------------------------------
Total:                            976    455,382,293.33    100.00       5.069            4.673     67.27          68.8        727
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                        % of                                Average
                                   of             Total     Total    Weighted         Weighted  Original
                             Mortgage           Current   Current     Average          Average   Subject    % Full-Alt       FICO
Index Type                      Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)   LTV (%)           Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                 366    210,544,423.60     46.23       5.220            4.835     63.14          91.5        737
Libor - 6 Month                   598    243,131,787.87     53.39       4.932            4.525     70.72          49.5        719
Libor - 1 Year                     12      1,706,081.86      0.37       5.868            5.618     86.16          26.4        730
---------------------------------------------------------------------------------------------------------------------------------
Total:                            976    455,382,293.33    100.00       5.069            4.673     67.27          68.8        727
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 8 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                   Number                       % of                               Average
                                       of            Total     Total    Weighted        Weighted  Original
                                 Mortgage          Current   Current     Average         Average   Subject  % Full-Alt       FICO
Gross Margin (%)                    Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)   LTV (%)         Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
2.000                                 436   193,900,441.88     42.58       4.790           4.343     68.91        55.4        722
2.250                                 174    50,937,427.85     11.19       5.505           5.255     78.10        26.4        707
2.750                                 366   210,544,423.60     46.23       5.220           4.835     63.14        91.5        737
---------------------------------------------------------------------------------------------------------------------------------
Total:                                976   455,382,293.33    100.00       5.069           4.673     67.27        68.8        727
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.750%
Weighted Average: 2.375%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                   Number                       % of                               Average
                                       of            Total     Total    Weighted        Weighted  Original
                                 Mortgage          Current   Current     Average         Average   Subject  % Full-Alt       FICO
Initial Periodic Cap (%)            Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)   LTV (%)         Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
5.000                                 540   261,481,851.45     57.42       5.276           4.917     66.05        78.8        731
6.000                                 436   193,900,441.88     42.58       4.790           4.343     68.91        55.4        722
---------------------------------------------------------------------------------------------------------------------------------
Total:                                976   455,382,293.33    100.00       5.069           4.673     67.27        68.8        727
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.426%
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                                Page 9 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                  Number                       % of                             Average
                                      of            Total     Total    Weighted       Weighted Original
                                Mortgage          Current   Current     Average        Average  Subject  % Full-Alt        FICO
Periodic Cap (%)                   Loans      Balance ($)   Balance  Coupon (%) Net Coupon (%)  LTV (%)         Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
1.000                                162    49,231,345.99     10.81       5.493          5.243    77.83        26.4         707
2.000                                814   406,150,947.34     89.19       5.017          4.603    65.99        74.0         730
-------------------------------------------------------------------------------------------------------------------------------
Total:                               976   455,382,293.33    100.00       5.069          4.673    67.27        68.8         727
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.892%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                  Number                       % of                             Average
                                      of            Total     Total    Weighted       Weighted Original
                                Mortgage          Current   Current     Average        Average  Subject  % Full-Alt        FICO
Lifetime Rate Cap (%)              Loans      Balance ($)   Balance  Coupon (%) Net Coupon (%)  LTV (%)         Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
5.000                                396   215,911,230.79     47.41       5.229          4.847    63.58        90.3         737
6.000                                580   239,471,062.54     52.59       4.924          4.515    70.60        49.5         719
-------------------------------------------------------------------------------------------------------------------------------
Total:                               976   455,382,293.33    100.00       5.069          4.673    67.27        68.8         727
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.526%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                               Page 10 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                       % of                                Average
                                       of            Total     Total     Weighted        Weighted  Original
                                 Mortgage          Current   Current      Average         Average   Subject   % Full-Alt       FICO
Maximum Mortgage Rates (%)          Loans      Balance ($)   Balance   Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                        141    80,870,061.95     17.76        4.781           4.382     63.50         83.3        736
10.001 - 11.000                       602   287,259,724.18     63.08        4.992           4.565     66.26         72.6        725
11.001 - 12.000                       217    80,798,029.78     17.74        5.520           5.227     74.26         43.1        723
12.001 - 13.000                        14     6,330,946.85      1.39        6.404           6.154     71.50         40.0        751
13.001 - 14.000                         2       123,530.57      0.03        7.356           7.106     92.62         36.9        657
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                976   455,382,293.33    100.00        5.069           4.673     67.27         68.8        727
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  9.250%
Maximum:  13.750%
Weighted Average: 10.593%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                       % of                                Average
                                       of            Total     Total     Weighted        Weighted  Original
                                 Mortgage          Current   Current      Average         Average   Subject   % Full-Alt       FICO
Months to Next Rate Adjustment      Loans      Balance ($)   Balance   Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
24 - 29                                 3       868,527.79      0.19        4.301           4.051     78.26         53.0        735
30 - 35                               141    44,702,092.87      9.82        5.521           5.271     77.76         23.7        705
48 - 53                                 1       981,746.45      0.22        4.500           4.000     73.26          0.0        674
54 - 59                               378   156,869,268.87     34.45        4.627           4.136     69.94         56.5        717
60 - 65                                 1       337,869.15      0.07        7.000           6.750     57.14          0.0        646
66 - 71                                 8     4,018,718.60      0.88        5.996           5.746     74.84         79.0        755
72 - 77                                20    11,122,570.25      2.44        5.334           5.080     65.54         49.5        725
78 - 83                                44    15,499,744.53      3.40        5.231           4.959     65.91         43.4        746
84 - 89                                 1        45,600.00      0.01        7.750           7.500     80.00        100.0        586
102 - 107                               7     3,739,669.43      0.82        6.394           6.144     73.75         22.3        768
108 - 113                              10     3,948,812.56      0.87        5.518           5.236     67.49         64.6        714
114 - 119                             362   213,247,672.83     46.83        5.226           4.845     62.97         91.4        737
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                976   455,382,293.33    100.00        5.069           4.673     67.27         68.8        727
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  27
Maximum:  119
Weighted Average: 84
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                               Page 11 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                976 records
MSM 2004-2AR Aggregate Pool                               Balance: 455,382,293
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                         % of                                Average
                                  of             Total      Total    Weighted         Weighted  Original
                            Mortgage           Current    Current     Average          Average   Subject    % Full-Alt        FICO
Interest Only                  Loans       Balance ($)    Balance  Coupon (%)   Net Coupon (%)   LTV (%)           Doc       Score
----------------------------------------------------------------------------------------------------------------------------------
N                                396    216,871,494.37      47.62       5.233            4.853     63.63          89.1         736
Y                                580    238,510,798.96      52.38       4.919            4.509     70.58          50.4         719
----------------------------------------------------------------------------------------------------------------------------------
Total:                           976    455,382,293.33     100.00       5.069            4.673     67.27          68.8         727
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                         % of                                Average
                                  of             Total      Total    Weighted         Weighted  Original
                            Mortgage           Current    Current     Average          Average   Subject    % Full-Alt        FICO
Prepayment Penalty Flag        Loans       Balance ($)    Balance  Coupon (%)   Net Coupon (%)   LTV (%)           Doc       Score
----------------------------------------------------------------------------------------------------------------------------------
N                                945    447,278,471.96      98.22       5.060            4.662     67.08          69.6         728
Y                                 31      8,103,821.37       1.78       5.522            5.272     78.04          23.8         699
----------------------------------------------------------------------------------------------------------------------------------
Total:                           976    455,382,293.33     100.00       5.069            4.673     67.27          68.8         727
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                         % of                                Average
                                  of             Total      Total    Weighted         Weighted  Original
                            Mortgage           Current    Current     Average          Average   Subject    % Full-Alt        FICO
Prepayment Penalty Term        Loans       Balance ($)    Balance  Coupon (%)   Net Coupon (%)   LTV (%)           Doc       Score
----------------------------------------------------------------------------------------------------------------------------------
0                                945    447,278,471.96      98.22       5.060            4.662     67.08          69.6         728
36                                31      8,103,821.37       1.78       5.522            5.272     78.04          23.8         699
----------------------------------------------------------------------------------------------------------------------------------
Total:                           976    455,382,293.33     100.00       5.069            4.673     67.27          68.8         727
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:48                                               Page 12 of 12

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                       % of                                 Average
                                   of            Total     Total    Weighted         Weighted   Original
                             Mortgage          Current   Current     Average          Average    Subject   % Full-Alt        FICO
Mortgage Rates (%)              Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc       Score
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                       2       677,078.99      1.49       4.175            3.925      78.62         39.7         739
4.501 - 5.000                      16     3,977,946.80      8.73       4.889            4.639      78.59         23.7         722
5.001 - 5.500                      68    22,696,278.05     49.80       5.398            5.148      77.28         30.9         697
5.501 - 6.000                      54    17,174,908.55     37.69       5.778            5.528      78.07         15.8         713
6.001 - 6.500                       4     1,044,408.27      2.29       6.222            5.972      79.96         12.5         687
---------------------------------------------------------------------------------------------------------------------------------
Total:                            144    45,570,620.66    100.00       5.498            5.248      77.77         24.3         705
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 6.375%
Weighted Average: 5.498%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                       % of                                 Average
                                   of            Total     Total    Weighted         Weighted   Original
Current Mortgage Loan        Mortgage          Current   Current     Average          Average    Subject   % Full-Alt        FICO
Principal Balance ($)           Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   4       288,065.67      0.63       5.502            5.252      64.93         60.9         710
100,000.01 - 200,000.00            46     7,489,218.52     16.43       5.470            5.220      79.23         23.9         705
200,000.01 - 300,000.00            29     7,150,249.43     15.69       5.454            5.204      79.94         25.3         709
300,000.01 - 400,000.00            24     8,136,503.80     17.85       5.478            5.228      78.96         25.7         705
400,000.01 - 500,000.00            22     9,625,123.77     21.12       5.458            5.208      78.82         14.9         706
500,000.01 - 600,000.00             8     4,382,685.04      9.62       5.550            5.300      71.84         37.4         704
600,000.01 - 700,000.00             4     2,570,046.66      5.64       5.693            5.443      76.44         51.1         699
700,000.01 - 800,000.00             4     3,007,161.34      6.60       5.564            5.314      75.21         26.6         706
900,000.01 - 1,000,000.00           3     2,921,566.43      6.41       5.543            5.293      75.94          0.0         701
---------------------------------------------------------------------------------------------------------------------------------
Total:                            144    45,570,620.66    100.00       5.498            5.248      77.77         24.3         705
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 49,799.38
Maximum: 1,000,000.00
Average: 316,462.64
Total: 45,570,620.66
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 1 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                       % of                                 Average
                                    of            Total     Total    Weighted         Weighted   Original
FICO                          Mortgage          Current   Current     Average          Average    Subject    % Full-Alt       FICO
Score                            Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)           Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
626 - 650                            8     1,657,370.99      3.64       5.557            5.307      80.00          71.7        640
651 - 675                           27     9,752,849.91     21.40       5.568            5.318      78.57          37.9        667
676 - 700                           35    11,581,222.04     25.41       5.500            5.250      78.24          16.3        688
701 - 725                           29     8,896,748.20     19.52       5.445            5.195      74.36          16.2        714
726 - 750                           27     8,616,396.20     18.91       5.446            5.196      79.02          19.4        737
751 - 775                           14     3,826,435.06      8.40       5.522            5.272      77.77          30.5        765
776 - 800                            4     1,239,598.26      2.72       5.503            5.253      80.00           0.0        785
----------------------------------------------------------------------------------------------------------------------------------
Total:                             144    45,570,620.66    100.00       5.498            5.248      77.77          24.3        705
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 626
Maximum:  791
Non-Zero Weighted Average: 705
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                       % of                                 Average
                                    of            Total     Total    Weighted         Weighted   Original
                              Mortgage          Current   Current     Average          Average    Subject    % Full-Alt       FICO
Documentation Level              Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)           Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation               109    34,518,632.55     75.75       5.514            5.264      78.44           0.0        709
Full/Alt                            35    11,051,988.11     24.25       5.446            5.196      75.68         100.0        696
----------------------------------------------------------------------------------------------------------------------------------
Total:                             144    45,570,620.66    100.00       5.498            5.248      77.77          24.3        705
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 2 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                           Number                    % of                              Average
                                               of          Total    Total    Weighted       Weighted  Original
Original                                 Mortgage        Current  Current     Average        Average   Subject   % Full-Alt   FICO
Loan-to-Value Ratio (%)                     Loans    Balance ($)  Balance  Coupon (%) Net Coupon (%)   LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                        2     649,799.38     1.43       5.423          5.173     24.99         92.3    727
55.01 - 60.00                                   1     350,000.00     0.77       5.375          5.125     59.32          0.0    703
65.01 - 70.00                                   1     799,310.37     1.75       6.000          5.750     69.57        100.0    670
70.01 - 75.00                                  11   5,876,116.70    12.89       5.438          5.188     73.90         16.5    715
75.01 - 80.00                                 129  37,895,394.21    83.16       5.499          5.249     79.62         22.9    704
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        144  45,570,620.66   100.00       5.498          5.248     77.77         24.3    705
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.25%
Maximum: 80.00%
Weighted Average by Current Balance: 77.77%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                           Number                    % of                              Average
                                               of          Total    Total    Weighted       Weighted  Original
Effective Original Loan-to-Value Ratio   Mortgage        Current  Current     Average        Average   Subject   % Full-Alt   FICO
(%)                                         Loans    Balance ($)  Balance  Coupon (%) Net Coupon (%)   LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                                    1      49,799.38     0.11       6.000          5.750      6.25          0.0    768
20.01 - 30.00                                   1     600,000.00     1.32       5.375          5.125     26.55        100.0    724
50.01 - 60.00                                   1     350,000.00     0.77       5.375          5.125     59.32          0.0    703
60.01 - 70.00                                   1     799,310.37     1.75       6.000          5.750     69.57        100.0    670
70.01 - 80.00                                 140  43,771,510.91    96.05       5.490          5.240     78.85         22.1    706
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        144  45,570,620.66   100.00       5.498          5.248     77.77         24.3    705
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.25%
Maximum: 80.00%
Weighted Average by Current Balance: 77.77%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 3 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                  Number                       % of                                Average
                                      of            Total     Total    Weighted        Weighted   Original
                                Mortgage          Current   Current     Average         Average    Subject   % Full-Alt       FICO
Pledged Assets                     Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                                   144    45,570,620.66    100.00       5.498           5.248      77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------------
Total:                               144    45,570,620.66    100.00       5.498           5.248      77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                  Number                       % of                                Average
Geographic                            of            Total     Total    Weighted        Weighted   Original
Distribution                    Mortgage          Current   Current     Average         Average    Subject   % Full-Alt       FICO
by Balance                         Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                            56    22,041,814.72     48.37       5.515           5.265      76.84         20.9        711
Florida                               15     4,635,728.24     10.17       5.524           5.274      78.08         18.2        695
Nevada                                 9     4,102,443.15      9.00       5.553           5.303      77.05         34.5        699
Oregon                                10     2,371,298.07      5.20       5.549           5.299      79.74          0.0        706
Washington                            10     2,120,718.38      4.65       5.434           5.184      79.67          7.9        711
Georgia                                7     1,724,935.55      3.79       5.137           4.887      80.00         72.6        695
North Carolina                         6     1,548,793.02      3.40       5.607           5.357      78.38         43.2        699
Colorado                               6     1,282,609.10      2.81       5.385           5.135      79.21         26.0        708
Maryland                               3       999,700.00      2.19       5.367           5.117      77.60         35.6        708
Texas                                  5       887,345.88      1.95       5.533           5.283      79.32         23.5        693
Other                                 17     3,855,234.55      8.46       5.492           5.242      79.25         31.3        697
----------------------------------------------------------------------------------------------------------------------------------
Total:                               144    45,570,620.66    100.00       5.498           5.248      77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 19
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                  Number                       % of                                Average
                                      of            Total     Total    Weighted        Weighted   Original
                                Mortgage          Current   Current     Average         Average    Subject   % Full-Alt       FICO
Purpose                            Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                              87    27,858,282.72     61.13       5.546           5.296      79.17         22.1        710
Refinance - Rate Term                 35    10,034,349.98     22.02       5.402           5.152      75.39         33.8        702
Refinance - Cashout                   22     7,677,987.96     16.85       5.447           5.197      75.81         19.6        692
----------------------------------------------------------------------------------------------------------------------------------
Total:                               144    45,570,620.66    100.00       5.498           5.248      77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 4 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



----------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                              Number                      % of                               Average
                                  of           Total     Total    Weighted        Weighted  Original
                            Mortgage         Current   Current     Average         Average   Subject   % Full-Alt       FICO
Property Type                  Loans     Balance ($)   Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence           82   26,795,519.84     58.80       5.468           5.218     77.10         26.2        708
Planned Unit Development          44   13,572,043.88     29.78       5.485           5.235     78.97         13.0        703
Condominium                       17    5,023,458.86     11.02       5.679           5.429     78.16         41.7        699
2-4 Family                         1      179,598.08      0.39       5.750           5.500     76.60        100.0        697
----------------------------------------------------------------------------------------------------------------------------
Total:                           144   45,570,620.66    100.00       5.498           5.248     77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                              Number                      % of                               Average
                                  of           Total     Total    Weighted        Weighted  Original
                            Mortgage         Current   Current     Average         Average   Subject   % Full-Alt       FICO
Occupancy                      Loans     Balance ($)   Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------
Primary                          137   42,516,562.23     93.30       5.485           5.235     78.68         18.8        706
Investment                         5    2,356,408.43      5.17       5.768           5.518     61.11        100.0        713
Second Home                        2      697,650.00      1.53       5.375           5.125     78.72        100.0        674
----------------------------------------------------------------------------------------------------------------------------
Total:                           144   45,570,620.66    100.00       5.498           5.248     77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                              Number                      % of                               Average
                                  of           Total     Total    Weighted        Weighted  Original
Remaining Term              Mortgage         Current   Current     Average         Average   Subject   % Full-Alt       FICO
to Stated Maturity             Loans     Balance ($)   Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------
241 - 360                        144   45,570,620.66    100.00       5.498           5.248     77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------
Total:                           144   45,570,620.66    100.00       5.498           5.248     77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------
Minimum:  351
Maximum:  357
Weighted Average: 356
----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 5 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                      % of                               Average
                                    of          Total      Total    Weighted        Weighted  Original
                              Mortgage        Current    Current     Average         Average   Subject   % Full-Alt        FICO
Product Type                     Loans    Balance ($)    Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
3 Year/6 Month                      18   4,677,687.71      10.26       5.514           5.264     77.49         13.0         693
3 Year/6 Month IO                  126  40,892,932.95      89.74       5.496           5.246     77.81         25.5         707
-------------------------------------------------------------------------------------------------------------------------------
Total:                             144  45,570,620.66     100.00       5.498           5.248     77.77         24.3         705
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                      % of                               Average
                                    of          Total      Total    Weighted        Weighted  Original
                              Mortgage        Current    Current     Average         Average   Subject   % Full-Alt        FICO
Index Type                       Loans    Balance ($)    Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                    144  45,570,620.66     100.00       5.498           5.248     77.77         24.3         705
-------------------------------------------------------------------------------------------------------------------------------
Total:                             144  45,570,620.66     100.00       5.498           5.248     77.77         24.3         705
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                      % of                               Average
                                    of          Total      Total    Weighted        Weighted  Original
                              Mortgage        Current    Current     Average         Average   Subject   % Full-Alt        FICO
Gross Margin (%)                 Loans    Balance ($)    Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc       Score
-------------------------------------------------------------------------------------------------------------------------------
2.250                              144  45,570,620.66     100.00       5.498           5.248     77.77         24.3         705
-------------------------------------------------------------------------------------------------------------------------------
Total:                             144  45,570,620.66     100.00       5.498           5.248     77.77         24.3         705
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.250%
Weighted Average: 2.250%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 6 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                               Number                       % of                                Average
                                   of            Total     Total    Weighted        Weighted   Original
                             Mortgage          Current   Current     Average         Average    Subject  % Full-Alt       FICO
Initial Periodic Cap (%)        Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc      Score
------------------------------------------------------------------------------------------------------------------------------
5.000                             144    45,570,620.66    100.00       5.498           5.248      77.77        24.3        705
------------------------------------------------------------------------------------------------------------------------------
Total:                            144    45,570,620.66    100.00       5.498           5.248      77.77        24.3        705
------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                               Number                       % of                                Average
                                   of            Total     Total    Weighted        Weighted   Original
                             Mortgage          Current   Current     Average         Average    Subject  % Full-Alt       FICO
Periodic Cap (%)                Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc      Score
------------------------------------------------------------------------------------------------------------------------------
1.000                             144    45,570,620.66    100.00       5.498           5.248      77.77        24.3        705
------------------------------------------------------------------------------------------------------------------------------
Total:                            144    45,570,620.66    100.00       5.498           5.248      77.77        24.3        705
------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 1.000%
Weighted Average: 1.000%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                               Number                       % of                                Average
                                   of            Total     Total    Weighted        Weighted   Original
                             Mortgage          Current   Current     Average         Average    Subject  % Full-Alt       FICO
Lifetime Rate Cap (%)           Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc      Score
------------------------------------------------------------------------------------------------------------------------------
6.000                             144    45,570,620.66    100.00       5.498           5.248      77.77        24.3        705
------------------------------------------------------------------------------------------------------------------------------
Total:                            144    45,570,620.66    100.00       5.498           5.248      77.77        24.3        705
------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 6.000%
Weighted Average: 6.000%
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 7 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                   Number                     % of                                 Average
                                       of          Total     Total      Weighted        Weighted  Original
                                 Mortgage        Current   Current       Average         Average   Subject   % Full-Alt       FICO
Maximum Mortgage Rates (%)          Loans    Balance ($)   Balance    Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                        19   5,363,025.79     11.77         4.945           4.695     78.78         22.6        726
11.001 - 12.000                       121  39,163,186.60     85.94         5.554           5.304     77.58         24.8        703
12.001 - 13.000                         4   1,044,408.27      2.29         6.222           5.972     79.96         12.5        687
----------------------------------------------------------------------------------------------------------------------------------
Total:                                144  45,570,620.66    100.00         5.498           5.248     77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.125%
Maximum: 12.375%
Weighted Average: 11.482%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                   Number                     % of                                 Average
                                       of          Total     Total      Weighted        Weighted  Original
                                 Mortgage        Current   Current       Average         Average   Subject   % Full-Alt       FICO
Months to Next Rate Adjustment      Loans    Balance ($)   Balance    Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
24 - 29                                 3     868,527.79      1.91         4.301           4.051     78.26         53.0        735
30 - 35                               141  44,702,092.87     98.09         5.521           5.271     77.76         23.7        705
----------------------------------------------------------------------------------------------------------------------------------
Total:                                144  45,570,620.66    100.00         5.498           5.248     77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 27
Maximum: 33
Weighted Average: 32
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                   Number                     % of                                 Average
                                       of          Total     Total      Weighted        Weighted  Original
                                 Mortgage        Current   Current       Average         Average   Subject   % Full-Alt       FICO
Interest Only                       Loans    Balance ($)   Balance    Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
N                                      18   4,677,687.71     10.26         5.514           5.264     77.49         13.0        693
Y                                     126  40,892,932.95     89.74         5.496           5.246     77.81         25.5        707
----------------------------------------------------------------------------------------------------------------------------------
Total:                                144  45,570,620.66    100.00         5.498           5.248     77.77         24.3        705
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 8 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                144 records
MSM 2004-2AR Aggregate Pool; 3 Year Arms                   Balance: 45,570,621
==============================================================================



------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                     % of                               Average
                                    of          Total     Total    Weighted        Weighted  Original
                              Mortgage        Current   Current     Average         Average   Subject   % Full-Alt        FICO
Prepayment Penalty Flag          Loans    Balance ($)   Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc       Score
------------------------------------------------------------------------------------------------------------------------------
N                                  114  37,600,799.29     82.51       5.492           5.242     77.72         24.3         707
Y                                   30   7,969,821.37     17.49       5.524           5.274     78.01         24.2         698
------------------------------------------------------------------------------------------------------------------------------
Total:                             144  45,570,620.66    100.00       5.498           5.248     77.77         24.3         705
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                     % of                               Average
                                    of          Total     Total    Weighted        Weighted  Original
                              Mortgage        Current   Current     Average         Average   Subject   % Full-Alt        FICO
Prepayment Penalty Term          Loans    Balance ($)   Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc       Score
------------------------------------------------------------------------------------------------------------------------------
0                                  114  37,600,799.29     82.51       5.492           5.242     77.72         24.3         707
36                                  30   7,969,821.37     17.49       5.524           5.274     78.01         24.2         698
------------------------------------------------------------------------------------------------------------------------------
Total:                             144  45,570,620.66    100.00       5.498           5.248     77.77         24.3         705
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                 Page 9 of 9

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                   Number                       % of                                 Average
                                       of            Total     Total    Weighted         Weighted   Original
                                 Mortgage          Current   Current     Average          Average    Subject   % Full-Alt    FICO
Mortgage Rates (%)                  Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc   Score
---------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                          27    10,718,829.11      6.79       4.000            3.500      72.94         45.9     723
4.001 - 4.500                         125    58,738,946.20     37.23       4.296            3.796      64.75         51.3     704
4.501 - 5.000                         168    70,138,611.04     44.46       4.804            4.306      72.53         60.3     719
5.001 - 5.500                          44    15,552,391.15      9.86       5.260            4.793      74.47         68.7     743
5.501 - 6.000                          10     1,548,298.41      0.98       5.851            5.573      73.93         12.6     726
6.001 - 6.500                           4     1,076,008.84      0.68       6.233            5.983      84.68         31.4     733
---------------------------------------------------------------------------------------------------------------------------------
Total:                                378   157,773,084.75    100.00       4.625            4.133      69.95         56.1     716
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 6.500%
Weighted Average: 4.625%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                   Number                       % of                                 Average
                                       of            Total     Total    Weighted         Weighted   Original
Current Mortgage Loan            Mortgage          Current   Current     Average          Average    Subject   % Full-Alt    FICO
Principal Balance ($)               Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc   Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      17     1,338,956.04      0.85       4.781            4.325      60.73         30.6     711
100,000.01 - 200,000.00                82    12,576,792.35      7.97       4.960            4.519      70.59         42.0     711
200,000.01 - 300,000.00                47    11,688,258.49      7.41       4.643            4.159      72.49         46.9     701
300,000.01 - 400,000.00                77    27,710,581.63     17.56       4.549            4.062      67.64         49.2     724
400,000.01 - 500,000.00                54    24,583,051.41     15.58       4.565            4.065      72.45         44.5     725
500,000.01 - 600,000.00                36    20,098,790.18     12.74       4.594            4.094      71.05         69.6     716
600,000.01 - 700,000.00                21    13,526,934.07      8.57       4.468            3.968      63.37         61.6     705
700,000.01 - 800,000.00                 6     4,575,700.00      2.90       4.654            4.154      68.12         82.5     698
800,000.01 - 900,000.00                12    10,287,419.15      6.52       4.637            4.137      74.62         67.1     701
900,000.01 - 1,000,000.00              16    15,552,305.53      9.86       4.543            4.043      58.22         38.2     735
1,000,000.01 - 1,500,000.00             5     6,282,354.23      3.98       4.853            4.353      81.27        100.0     703
1,500,000.01 >=                         5     9,551,941.67      6.05       4.759            4.259      82.09         79.5     720
---------------------------------------------------------------------------------------------------------------------------------
Total:                                378   157,773,084.75    100.00       4.625            4.133      69.95         56.1     716
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 50,000.00
Maximum: 2,000,000.00
Average: 417,389.11
Total: 157,773,084.75
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 1 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                       % of                                Average
                                       of            Total     Total    Weighted         Weighted  Original
FICO                             Mortgage          Current   Current     Average          Average   Subject   % Full-Alt     FICO
Score                               Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)   LTV (%)          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
551 - 575                               3       919,851.57      0.58       4.204            3.704     66.85         73.9      572
576 - 600                               6     2,266,200.00      1.44       4.643            4.143     74.15        100.0      586
601 - 625                              14     7,000,269.61      4.44       4.539            4.039     73.89         74.7      614
626 - 650                              30    10,022,922.91      6.35       4.557            4.057     71.72         59.1      641
651 - 675                              56    23,057,186.95     14.61       4.517            4.020     70.47         51.7      663
676 - 700                              42    18,374,547.46     11.65       4.703            4.217     69.99         63.6      690
701 - 725                              50    19,915,656.59     12.62       4.656            4.175     69.58         59.0      713
726 - 750                              56    23,507,026.10     14.90       4.620            4.134     68.47         48.5      739
751 - 775                              62    25,480,251.60     16.15       4.642            4.149     69.08         59.2      764
776 - 800                              47    23,005,310.62     14.58       4.695            4.199     69.71         46.0      785
801 - 825                              12     4,223,861.34      2.68       4.659            4.159     71.12         49.0      805
---------------------------------------------------------------------------------------------------------------------------------
Total:                                378   157,773,084.75    100.00       4.625            4.133     69.95         56.1      716
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 566
Maximum:  819
Non-Zero Weighted Average: 716
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                       % of                                Average
                                       of            Total     Total    Weighted         Weighted  Original
                                 Mortgage          Current   Current     Average          Average   Subject   % Full-Alt     FICO
Documentation Level                 Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)   LTV (%)          Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
Full/Alt                              189    88,567,691.13     56.14       4.662            4.168     72.28        100.0      711
Limited/Lite                          115    41,511,424.00     26.31       4.543            4.043     70.75          0.0      712
Stated Documentation                   74    27,693,969.62     17.55       4.630            4.157     61.31          0.0      740
---------------------------------------------------------------------------------------------------------------------------------
Total:                                378   157,773,084.75    100.00       4.625            4.133     69.95         56.1      716
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 2 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                           Number                      % of                              Average
                                               of            Total    Total    Weighted       Weighted  Original
Original                                 Mortgage          Current  Current     Average        Average   Subject % Full-Alt   FICO
Loan-to-Value Ratio (%)                     Loans      Balance ($)  Balance  Coupon (%) Net Coupon (%)   LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                       58    20,799,875.63    13.18       4.447          3.947     34.76       39.6    733
50.01 - 55.00                                   6     2,884,240.83     1.83       4.524          4.024     53.01       39.2    682
55.01 - 60.00                                  22    11,821,876.22     7.49       4.647          4.147     58.19       57.1    729
60.01 - 65.00                                  25    12,931,988.08     8.20       4.587          4.087     62.32       66.2    714
65.01 - 70.00                                  37    14,294,001.22     9.06       4.511          4.014     68.10       40.9    712
70.01 - 75.00                                  36    16,912,498.28    10.72       4.606          4.119     72.98       47.0    699
75.01 - 80.00                                 159    63,013,436.48    39.94       4.687          4.201     79.39       64.1    716
80.01 - 85.00                                   2       304,722.18     0.19       4.342          3.842     82.85        0.0    782
85.01 - 90.00                                   6     3,168,655.15     2.01       4.628          4.169     87.50       79.3    666
90.01 - 95.00                                   3       923,939.39     0.59       4.739          4.239     92.63       23.6    741
95.01 - 100.00                                 24    10,717,851.29     6.79       4.829          4.339     99.65       64.9    727
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        378   157,773,084.75   100.00       4.625          4.133     69.95       56.1    716
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.20%
Maximum: 100.00%
Weighted Average by Current Balance: 69.95%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 3 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of            Total      Total      Weighted         Weighted   Original
Effective Original Loan-        Mortgage          Current    Current       Average          Average    Subject  % Full-Alt    FICO
to-Value Ratio (%)                 Loans      Balance ($)    Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                           1        62,754.82       0.04         4.250            3.750       9.20         0.0     689
10.01 - 20.00                          5     2,026,311.65       1.28         4.546            4.046      15.13        24.7     745
20.01 - 30.00                         15     5,289,807.30       3.35         4.453            3.953      24.80        48.2     732
30.01 - 40.00                         15     4,942,119.03       3.13         4.454            3.954      36.40        28.4     711
40.01 - 50.00                         24     8,846,682.83       5.61         4.441            3.941      47.19        47.0     742
50.01 - 60.00                         33    15,771,878.62      10.00         4.616            4.116      59.40        52.6     719
60.01 - 70.00                         86    40,023,728.94      25.37         4.596            4.097      75.37        57.8     713
70.01 - 80.00                        193    79,602,934.76      50.45         4.671            4.184      78.03        60.4     713
80.01 - 90.00                          3       756,655.15       0.48         5.335            5.009      87.97         0.0     740
90.01 - 100.00                         3       450,211.65       0.29         6.119            5.869     100.00       100.0     739
----------------------------------------------------------------------------------------------------------------------------------
Total:                               378   157,773,084.75     100.00         4.625            4.133      69.95        56.1     716
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.20%
Maximum: 100.00%
Weighted Average by Current
Balance: 67.46%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of            Total      Total      Weighted         Weighted   Original
                                Mortgage          Current    Current       Average          Average    Subject  % Full-Alt    FICO
Pledged Assets                     Loans      Balance ($)    Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
No                                   347   143,541,783.54      90.98         4.618            4.127      67.34        55.1     717
Yes                                   31    14,231,301.21       9.02         4.693            4.193      96.26        66.7     712
----------------------------------------------------------------------------------------------------------------------------------
Total:                               378   157,773,084.75     100.00         4.625            4.133      69.95        56.1     716
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 4 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                      Number                       % of                                Average
                                          of            Total     Total    Weighted         Weighted  Original
Coverage on Loans with Original     Mortgage          Current   Current     Average          Average   Subject  % Full-Alt    FICO
Loan-to-Value Ratios above 80%         Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)   LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                         5       976,866.80      6.46       5.951            5.701     94.61        46.1     728
No Insurance                               1       230,000.00      1.52       4.250            3.750     83.33         0.0     789
Pledged Assets                            29    13,908,301.21     92.02       4.697            4.197     96.67        66.4     714
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    35    15,115,168.01    100.00       4.771            4.288     96.33        64.1     716
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                      Number                       % of                                Average
Geographic                                of            Total     Total    Weighted         Weighted  Original
Distribution                        Mortgage          Current   Current     Average          Average   Subject  % Full-Alt    FICO
by Balance                             Loans      Balance ($)   Balance  Coupon (%)   Net Coupon (%)   LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
California                                56    28,272,797.30     17.92       4.546            4.046     65.63        32.2     723
New York                                  50    22,908,028.39     14.52       4.668            4.168     66.59        75.6     714
Florida                                   42    17,182,164.98     10.89       4.636            4.140     77.56        59.0     716
Virginia                                  24    10,815,647.28      6.86       4.674            4.174     73.03        88.6     718
New Jersey                                27    10,754,337.28      6.82       4.495            3.995     60.70        75.8     724
Georgia                                   39     8,155,095.00      5.17       5.233            4.889     79.98        48.4     731
Texas                                     10     4,885,743.98      3.10       4.595            4.095     73.15        31.3     711
Massachusetts                              8     4,382,864.59      2.78       4.495            3.995     67.26        77.8     664
Illinois                                  12     3,949,567.63      2.50       4.487            3.987     72.04        22.1     742
Ohio                                       6     3,695,353.75      2.34       4.649            4.149     80.23        54.1     729
Other                                    104    42,771,484.57     27.11       4.581            4.081     70.01        52.6     711
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   378   157,773,084.75    100.00       4.625            4.133     69.95        56.1     716
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 39
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 5 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                Number                          % of                                   Average
                                    of              Total      Total     Weighted         Weighted    Original
                              Mortgage            Current    Current      Average          Average     Subject   % Full-Alt   FICO
Purpose                          Loans        Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term              141      61,613,914.43      39.05        4.468            3.975       63.99         50.9    710
Purchase                           131      54,119,104.74      34.30        4.855            4.370       79.90         64.9    730
Refinance - Cashout                106      42,040,065.58      26.65        4.558            4.061       65.88         52.6    709
----------------------------------------------------------------------------------------------------------------------------------
Total:                             378     157,773,084.75     100.00        4.625            4.133       69.95         56.1    716
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                Number                          % of                                   Average
                                    of              Total      Total     Weighted         Weighted    Original
                              Mortgage            Current    Current      Average          Average     Subject   % Full-Alt   FICO
Property Type                    Loans        Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            214      96,557,188.27      61.20        4.601            4.107       68.67         56.8    713
Planned Unit Development            81      34,089,273.43      21.61        4.670            4.187       72.87         50.2    719
Condominium                         56      16,964,657.05      10.75        4.531            4.035       74.07         43.9    724
2-4 Family                          12       5,452,143.11       3.46        4.724            4.234       69.64         81.8    705
Co-op                               15       4,709,822.89       2.99        5.017            4.517       60.58        100.0    745
----------------------------------------------------------------------------------------------------------------------------------
Total:                             378     157,773,084.75     100.00        4.625            4.133       69.95         56.1    716
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                Number                          % of                                   Average
                                    of              Total      Total     Weighted         Weighted    Original
                              Mortgage            Current    Current      Average          Average     Subject   % Full-Alt   FICO
Occupancy                        Loans        Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                            318     135,608,224.70      85.95        4.616            4.124       69.35         54.8    714
Second Home                         43      18,872,240.46      11.96        4.611            4.111       75.13         68.3    727
Investment                          17       3,292,619.59       2.09        5.074            4.629       64.79         41.3    741
----------------------------------------------------------------------------------------------------------------------------------
Total:                             378     157,773,084.75     100.00        4.625            4.133       69.95         56.1    716
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 6 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                      % of                                 Average
                                       of            Total    Total     Weighted        Weighted   Original
Remaining Term                   Mortgage          Current  Current      Average         Average    Subject  % Full-Alt       FICO
to Stated Maturity                  Loans      Balance ($)  Balance   Coupon (%)  Net Coupon (%)    LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
241 - 360                             378   157,773,084.75   100.00        4.625           4.133      69.95        56.1        716
----------------------------------------------------------------------------------------------------------------------------------
Total:                                378   157,773,084.75   100.00        4.625           4.133      69.95        56.1        716
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  351
Maximum:  359
Weighted Average: 356
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                      % of                                 Average
                                       of            Total    Total     Weighted        Weighted   Original
                                 Mortgage          Current  Current      Average         Average    Subject  % Full-Alt       FICO
Product Type                        Loans      Balance ($)  Balance   Coupon (%)  Net Coupon (%)    LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
5 Year/6 Month                          1       345,801.20     0.22        6.125           5.875      75.00         0.0        796
5 Year/1 Year                          12     1,706,081.86     1.08        5.868           5.618      86.16        26.4        730
5 Year/6 Month IO                     365   155,721,201.69    98.70        4.608           4.113      69.76        56.6        716
----------------------------------------------------------------------------------------------------------------------------------
Total:                                378   157,773,084.75   100.00        4.625           4.133      69.95        56.1        716
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                      % of                                 Average
                                       of            Total    Total     Weighted        Weighted   Original
                                 Mortgage          Current  Current      Average         Average    Subject  % Full-Alt       FICO
Index Type                          Loans      Balance ($)  Balance   Coupon (%)  Net Coupon (%)    LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                       366   156,067,002.89    98.92        4.611           4.117      69.77        56.5        716
Libor - 1 Year                         12     1,706,081.86     1.08        5.868           5.618      86.16        26.4        730
----------------------------------------------------------------------------------------------------------------------------------
Total:                                378   157,773,084.75   100.00        4.625           4.133      69.95        56.1        716
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 7 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                        % of                                Average
                                   of            Total      Total     Weighted        Weighted  Original
                             Mortgage          Current    Current      Average         Average   Subject   % Full-Alt       FICO
Gross Margin (%)                Loans      Balance ($)    Balance   Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
--------------------------------------------------------------------------------------------------------------------------------
2.000                             348   152,406,277.56      96.60        4.592           4.092     69.56         56.6        716
2.250                              30     5,366,807.19       3.40        5.570           5.320     80.92         44.3        725
--------------------------------------------------------------------------------------------------------------------------------
Total:                            378   157,773,084.75     100.00        4.625           4.133     69.95         56.1        716
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.250%
Weighted Average: 2.009%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                        % of                                Average
                                   of            Total      Total     Weighted        Weighted  Original
                             Mortgage          Current    Current      Average         Average   Subject   % Full-Alt       FICO
Initial Periodic Cap (%)        Loans      Balance ($)    Balance   Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
--------------------------------------------------------------------------------------------------------------------------------
5.000                              30     5,366,807.19       3.40        5.570           5.320     80.92         44.3        725
6.000                             348   152,406,277.56      96.60        4.592           4.092     69.56         56.6        716
--------------------------------------------------------------------------------------------------------------------------------
Total:                            378   157,773,084.75     100.00        4.625           4.133     69.95         56.1        716
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.966%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                               Number                        % of                                Average
                                   of            Total      Total     Weighted        Weighted  Original
                             Mortgage          Current    Current      Average         Average   Subject   % Full-Alt       FICO
Periodic Cap (%)                Loans      Balance ($)    Balance   Coupon (%)  Net Coupon (%)   LTV (%)          Doc      Score
--------------------------------------------------------------------------------------------------------------------------------
1.000                              18     3,660,725.33       2.32        5.431           5.181     78.48         52.6        722
2.000                             360   154,112,359.42      97.68        4.606           4.108     69.75         56.2        716
--------------------------------------------------------------------------------------------------------------------------------
Total:                            378   157,773,084.75     100.00        4.625           4.133     69.95         56.1        716
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.977%
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 8 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                  Number                        % of                                  Average
                                      of            Total      Total     Weighted         Weighted   Original
                                Mortgage          Current    Current      Average          Average    Subject   % Full-Alt   FICO
Lifetime Rate Cap (%)              Loans      Balance ($)    Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
---------------------------------------------------------------------------------------------------------------------------------
5.000                                 30     5,366,807.19       3.40        5.570            5.320      80.92         44.3    725
6.000                                348   152,406,277.56      96.60        4.592            4.092      69.56         56.6    716
---------------------------------------------------------------------------------------------------------------------------------
Total:                               378   157,773,084.75     100.00        4.625            4.133      69.95         56.1    716
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.966%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                  Number                        % of                                  Average
                                      of            Total      Total     Weighted         Weighted   Original
                                Mortgage          Current    Current      Average          Average    Subject   % Full-Alt   FICO
Maximum Mortgage Rates (%)         Loans      Balance ($)    Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
---------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                        31    11,557,505.37       7.33        4.054            3.573      73.39         49.2    724
10.001 - 11.000                      311   131,491,003.07      83.34        4.597            4.103      69.21         55.5    712
11.001 - 12.000                       36    14,724,576.31       9.33        5.322            4.840      73.82         67.5    745
---------------------------------------------------------------------------------------------------------------------------------
Total:                               378   157,773,084.75     100.00        4.625            4.133      69.95         56.1    716
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.250%
Maximum: 11.625%
Weighted Average: 10.591%
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 9 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                     Number                        % of                                Average
                                         of             Total     Total    Weighted        Weighted   Original
                                   Mortgage           Current   Current     Average         Average    Subject   % Full-Alt   FICO
Months to Next Rate Adjustment        Loans       Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
48 - 53                                   1        981,746.45      0.62       4.500           4.000      73.26          0.0    674
54 - 59                                 377    156,791,338.30     99.38       4.626           4.134      69.93         56.5    717
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  378    157,773,084.75    100.00       4.625           4.133      69.95         56.1    716
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 51
Maximum: 59
Weighted Average: 56
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                     Number                        % of                                Average
                                         of             Total     Total    Weighted        Weighted   Original
                                   Mortgage           Current   Current     Average         Average    Subject   % Full-Alt   FICO
Interest Only                         Loans       Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                        13      2,051,883.06      1.30       5.912           5.662      84.28         21.9    741
Y                                       365    155,721,201.69     98.70       4.608           4.113      69.76         56.6    716
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  378    157,773,084.75    100.00       4.625           4.133      69.95         56.1    716
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                     Number                        % of                                Average
                                         of             Total     Total    Weighted        Weighted   Original
                                   Mortgage           Current   Current     Average         Average    Subject   % Full-Alt   FICO
Prepayment Penalty Flag               Loans       Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                       377    157,639,084.75     99.92       4.624           4.133      69.94         56.2    716
Y                                         1        134,000.00      0.08       5.375           5.125      80.00          0.0    748
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  378    157,773,084.75    100.00       4.625           4.133      69.95         56.1    716
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                               Page 10 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                378 records
MSM 2004-2AR Aggregate Pool; 5 Year Arms                  Balance: 157,773,085
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                   Number                          % of                                Average
                                       of             Total       Total    Weighted        Weighted   Original
                                 Mortgage           Current     Current     Average         Average    Subject   % Full-Alt   FICO
Prepayment Penalty Term             Loans       Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0                                     377    157,639,084.75       99.92       4.624           4.133      69.94         56.2    716
36                                      1        134,000.00        0.08       5.375           5.125      80.00          0.0    748
----------------------------------------------------------------------------------------------------------------------------------
Total:                                378    157,773,084.75      100.00       4.625           4.133      69.95         56.1    716
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                               Page 11 of 11

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of            Total      Total      Weighted        Weighted    Original
                              Mortgage          Current    Current       Average         Average     Subject  % Full-Alt     FICO
Mortgage Rates (%)               Loans      Balance ($)    Balance    Coupon (%)  Net Coupon (%)     LTV (%)         Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       23    10,824,661.09      34.85         4.879           4.618       58.70        32.9      737
5.001 - 5.500                       25    10,453,396.00      33.66         5.386           5.126       68.16        65.5      745
5.501 - 6.000                       19     7,453,411.61      24.00         5.821           5.562       74.16        50.9      731
6.001 - 6.500                        5     1,909,564.68       6.15         6.284           5.987       78.91        62.8      758
6.501 - 7.000                        1       337,869.15       1.09         7.000           6.750       57.14         0.0      646
7.001 - 7.500                        1        77,930.57       0.25         7.125           6.875      100.00         0.0      698
---------------------------------------------------------------------------------------------------------------------------------
Total:                              74    31,056,833.10     100.00         5.391           5.128       66.92        49.6      739
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 7.125%
Weighted Average: 5.391%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of            Total      Total      Weighted        Weighted    Original
Current Mortgage Loan         Mortgage          Current    Current       Average         Average     Subject  % Full-Alt     FICO
Principal Balance ($)            Loans      Balance ($)    Balance    Coupon (%)  Net Coupon (%)     LTV (%)         Doc    Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                    5       378,730.97       1.22         5.820           5.517       76.45        13.0      734
100,000.01 - 200,000.00             12     1,887,677.90       6.08         5.472           5.139       74.19        24.4      720
200,000.01 - 300,000.00             10     2,435,542.12       7.84         5.373           5.076       65.96        30.8      741
300,000.01 - 400,000.00             16     5,707,053.26      18.38         5.279           5.022       65.44        56.7      719
400,000.01 - 500,000.00             11     5,081,754.68      16.36         5.632           5.371       71.85        46.0      746
500,000.01 - 600,000.00              4     2,141,074.22       6.89         5.221           4.971       62.92        75.0      760
600,000.01 - 700,000.00              5     3,260,000.00      10.50         5.302           5.052       70.00        21.4      771
700,000.01 - 800,000.00              6     4,510,999.95      14.52         5.491           5.241       60.36        50.3      740
800,000.01 - 900,000.00              2     1,654,000.00       5.33         5.183           4.933       59.30         0.0      734
900,000.01 - 1,000,000.00            2     2,000,000.00       6.44         5.250           5.000       61.36       100.0      752
1,500,000.01 >=                      1     2,000,000.00       6.44         5.375           5.125       77.09       100.0      705
---------------------------------------------------------------------------------------------------------------------------------
Total:                              74    31,056,833.10     100.00         5.391           5.128       66.92        49.6      739
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 49,235.83
Maximum: 2,000,000.00
Average: 419,686.93
Total: 31,056,833.10
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 1 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                    Number                       % of                                  Average
                                        of            Total     Total     Weighted         Weighted   Original
FICO                              Mortgage          Current   Current      Average          Average    Subject   % Full-Alt   FICO
Score                                Loans      Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
576 - 600                                1       800,000.00      2.58        5.875            5.625      69.57        100.0    596
601 - 625                                1       374,678.90      1.21        5.500            5.250      64.66          0.0    624
626 - 650                                3     1,107,439.15      3.57        5.523            5.273      66.08         69.5    633
651 - 675                                4       935,705.70      3.01        4.982            4.687      73.10         63.6    655
676 - 700                                6     1,427,930.51      4.60        5.283            5.010      48.72         10.5    691
701 - 725                               10     5,369,101.90     17.29        5.382            5.120      75.62         66.2    712
726 - 750                               15     6,259,406.73     20.15        5.429            5.158      64.32         43.2    737
751 - 775                               17     7,721,888.15     24.86        5.441            5.178      64.82         46.6    765
776 - 800                               15     5,729,682.06     18.45        5.216            4.964      67.18         43.9    788
801 - 825                                2     1,331,000.00      4.29        5.676            5.426      70.11         54.1    807
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  74    31,056,833.10    100.00        5.391            5.128      66.92         49.6    739
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 596
Maximum: 811
Non-Zero Weighted Average: 739
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                    Number                       % of                                  Average
                                        of            Total     Total     Weighted         Weighted   Original
                                  Mortgage          Current   Current      Average          Average    Subject   % Full-Alt   FICO
Documentation Level                  Loans      Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                                31    15,405,008.70     49.60        5.443            5.193      70.10        100.0    733
Limited/Lite                            19     8,414,635.22     27.09        5.447            5.197      63.56          0.0    742
Stated Documentation                    24     7,237,189.18     23.30        5.213            4.909      64.07          0.0    747
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  74    31,056,833.10    100.00        5.391            5.128      66.92         49.6    739
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 2 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                             Number                     % of                             Average
                                                 of           Total    Total   Weighted       Weighted  Original
Original                                   Mortgage         Current  Current    Average        Average   Subject % Full-Alt   FICO
Loan-to-Value Ratio (%)                       Loans     Balance ($)  Balance Coupon (%) Net Coupon (%)   LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                         12    5,161,813.58    16.62      5.021          4.759     41.50       15.2    746
50.01 - 55.00                                     3    2,000,000.00     6.44      5.166          4.916     51.02       67.5    763
55.01 - 60.00                                     6    1,672,597.14     5.39      5.679          5.429     57.34       37.1    723
60.01 - 65.00                                     6    2,199,876.62     7.08      5.329          5.079     62.46       72.3    725
65.01 - 70.00                                    10    4,727,964.91    15.22      5.259          5.004     68.98       49.1    713
70.01 - 75.00                                    10    4,395,564.10    14.15      5.608          5.341     72.11       50.1    750
75.01 - 80.00                                    19    8,836,708.73    28.45      5.471          5.208     78.62       61.3    744
80.01 - 85.00                                     1      499,500.00     1.61      5.875          5.625     84.48      100.0    722
85.01 - 90.00                                     2      595,067.45     1.92      6.045          5.670     90.00        0.0    740
90.01 - 95.00                                     2      265,810.00     0.86      6.250          5.875     94.14        0.0    704
95.01 - 100.00                                    3      701,930.57     2.26      5.551          5.301    100.00       88.9    750
----------------------------------------------------------------------------------------------------------------------------------
Total:                                           74   31,056,833.10   100.00      5.391          5.128     66.92       49.6    739
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 34.88%
Maximum: 100.00%
Weighted Average by Current Balance: 66.92%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                             Number                     % of                             Average
                                                 of           Total    Total   Weighted       Weighted  Original
Effective Original                         Mortgage         Current  Current    Average        Average   Subject % Full-Alt   FICO
Loan-to-Value Ratio (%)                       Loans     Balance ($)  Balance Coupon (%) Net Coupon (%)   LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                     7    2,481,513.58     7.99      4.982          4.708     37.34       31.6    729
40.01 - 50.00                                     5    2,680,300.00     8.63      5.056          4.806     45.35        0.0    761
50.01 - 60.00                                     9    3,672,597.14    11.83      5.399          5.149     53.90       53.6    745
60.01 - 70.00                                    20    8,129,272.10    26.18      5.341          5.088     70.85       61.9    720
70.01 - 80.00                                    29   13,232,272.83    42.61      5.517          5.252     76.46       57.6    746
80.01 - 90.00                                     2      595,067.45     1.92      6.045          5.670     90.00        0.0    740
90.01 - 100.00                                    2      265,810.00     0.86      6.250          5.875     94.14        0.0    704
----------------------------------------------------------------------------------------------------------------------------------
Total:                                           74   31,056,833.10   100.00      5.391          5.128     66.92       49.6    739
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 34.88%
Maximum: 95.00%
Weighted Average by Current Balance: 66.01%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 3 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                      Number                      % of                                 Average
                                          of           Total     Total    Weighted         Weighted   Original
                                    Mortgage         Current   Current     Average          Average    Subject   % Full-Alt   FICO
Pledged Assets                         Loans     Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
No                                        70   29,855,402.53     96.13       5.379            5.116      65.85         47.8    739
Yes                                        4    1,201,430.57      3.87       5.686            5.436      93.55         93.5    738
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    74   31,056,833.10    100.00       5.391            5.128      66.92         49.6    739
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                      Number                      % of                                 Average
                                          of           Total     Total    Weighted         Weighted   Original
Coverage on Loans with Original     Mortgage         Current   Current     Average          Average    Subject   % Full-Alt   FICO
Loan-to-Value Ratios above 80%         Loans     Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                         4      860,877.45     41.74       6.108            5.733      91.28          0.0    729
Pledged Assets                             4    1,201,430.57     58.26       5.686            5.436      93.55         93.5    738
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     8    2,062,308.02    100.00       5.862            5.560      92.60         54.5    734
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                      Number                      % of                                 Average
Geographic                                of           Total     Total    Weighted         Weighted   Original
Distribution                        Mortgage         Current   Current     Average          Average    Subject   % Full-Alt   FICO
by Balance                             Loans     Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
California                                16    7,442,532.60     23.96       5.327            5.064      57.45         10.5    743
New York                                   8    3,910,150.46     12.59       5.640            5.384      62.86         69.4    751
Florida                                    9    3,334,267.45     10.74       5.232            4.957      64.01         32.7    757
Pennsylvania                               3    2,771,500.00      8.92       5.453            5.203      78.71         90.2    712
New Jersey                                 5    2,590,785.53      8.34       5.432            5.161      70.10         72.4    726
Virginia                                   4    1,427,300.00      4.60       5.050            4.800      66.66         18.4    783
Minnesota                                  2    1,010,874.22      3.25       5.169            4.919      73.96         47.0    762
Georgia                                    3    1,006,860.43      3.24       5.424            5.147      66.25         78.6    753
Illinois                                   3      967,477.44      3.12       5.532            5.254      70.19          0.0    683
Texas                                      4      814,226.87      2.62       5.551            5.268      85.88         44.5    737
Other                                     17    5,780,858.10     18.61       5.418            5.160      72.21         78.7    725
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    74   31,056,833.10    100.00       5.391            5.128      66.92         49.6    739
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 24
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 4 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                             Number                         % of                                  Average
                                 of            Total       Total      Weighted        Weighted   Original
                           Mortgage          Current     Current       Average         Average    Subject   % Full-Alt       FICO
Purpose                       Loans      Balance ($)     Balance    Coupon (%)  Net Coupon (%)    LTV (%)          Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              30    14,966,215.52       48.19         5.393           5.141      63.17         52.5        731
Purchase                         27     8,366,424.05       26.94         5.512           5.225      72.47         59.5        739
Refinance - Rate Term            17     7,724,193.53       24.87         5.255           5.000      68.20         33.3        753
---------------------------------------------------------------------------------------------------------------------------------
Total:                           74    31,056,833.10      100.00         5.391           5.128      66.92         49.6        739
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                             Number                         % of                                  Average
                                 of            Total       Total      Weighted        Weighted   Original
                           Mortgage          Current     Current       Average         Average    Subject   % Full-Alt       FICO
Property Type                 Loans      Balance ($)     Balance    Coupon (%)  Net Coupon (%)    LTV (%)          Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          41    20,498,731.17       66.00         5.405           5.146      65.64         49.3        733
Planned Unit Development         18     5,947,433.43       19.15         5.275           5.011      67.96         39.3        759
Condominium                      10     3,376,062.95       10.87         5.429           5.144      72.53         63.6        769
2-4 Family                        2       769,570.00        2.48         4.875           4.625      70.00        100.0        627
Co-op                             2       387,104.98        1.25         6.777           6.527      57.35         12.7        663
Townhouse                         1        77,930.57        0.25         7.125           6.875     100.00          0.0        698
---------------------------------------------------------------------------------------------------------------------------------
Total:                           74    31,056,833.10      100.00         5.391           5.128      66.92         49.6        739
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                             Number                         % of                                  Average
                                 of            Total       Total      Weighted        Weighted   Original
                           Mortgage          Current     Current       Average         Average    Subject   % Full-Alt       FICO
Occupancy                     Loans      Balance ($)     Balance    Coupon (%)  Net Coupon (%)    LTV (%)          Doc      Score
---------------------------------------------------------------------------------------------------------------------------------
Primary                          61    27,628,364.08       88.96         5.424           5.163      66.70         46.9        740
Second Home                       8     2,184,695.72        7.03         5.143           4.879      67.66         76.5        763
Investment                        5     1,243,773.30        4.00         5.093           4.795      70.68         61.9        671
---------------------------------------------------------------------------------------------------------------------------------
Total:                           74    31,056,833.10      100.00         5.391           5.128      66.92         49.6        739
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 5 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                 Number                          % of                                Average
                                     of            Total        Total    Weighted         Weighted  Original
Remaining Term                 Mortgage          Current      Current     Average          Average   Subject   % Full-Alt     FICO
to Stated Maturity                Loans      Balance ($)      Balance  Coupon (%)   Net Coupon (%)   LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
241 - 360                            74    31,056,833.10       100.00       5.391            5.128     66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------
Total:                               74    31,056,833.10       100.00       5.391            5.128     66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 331
Maximum: 359
Weighted Average: 353
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                 Number                          % of                                Average
                                     of            Total        Total    Weighted         Weighted  Original
                               Mortgage          Current      Current     Average          Average   Subject   % Full-Alt     FICO
Product Type                      Loans      Balance ($)      Balance  Coupon (%)   Net Coupon (%)   LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
7 Year/1 Year                        16     3,080,066.00         9.92       5.444            5.069     74.96          0.0      729
7 Year/6 Month IO                    58    27,976,767.10        90.08       5.385            5.135     66.04         55.1      740
----------------------------------------------------------------------------------------------------------------------------------
Total:                               74    31,056,833.10       100.00       5.391            5.128     66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                 Number                          % of                                Average
                                     of            Total        Total    Weighted         Weighted  Original
                               Mortgage          Current      Current     Average          Average   Subject   % Full-Alt     FICO
Index Type                        Loans      Balance ($)      Balance  Coupon (%)   Net Coupon (%)   LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                    16     3,080,066.00         9.92       5.444            5.069     74.96          0.0      729
Libor - 6 Month                      58    27,976,767.10        90.08       5.385            5.135     66.04         55.1      740
----------------------------------------------------------------------------------------------------------------------------------
Total:                               74    31,056,833.10       100.00       5.391            5.128     66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 6 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of            Total      Total     Weighted         Weighted    Original
                              Mortgage          Current    Current      Average          Average     Subject    % Full-Alt    FICO
Gross Margin (%)                 Loans      Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)           Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
2.000                               58    27,976,767.10      90.08        5.385            5.135       66.04          55.1     740
2.750                               16     3,080,066.00       9.92        5.444            5.069       74.96           0.0     729
----------------------------------------------------------------------------------------------------------------------------------
Total:                              74    31,056,833.10     100.00        5.391            5.128       66.92          49.6     739
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.750%
Weighted Average: 2.074%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of            Total      Total     Weighted         Weighted    Original
                              Mortgage          Current    Current      Average          Average     Subject    % Full-Alt    FICO
Initial Periodic Cap (%)         Loans      Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)           Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
5.000                               16     3,080,066.00       9.92        5.444            5.069       74.96           0.0     729
6.000                               58    27,976,767.10      90.08        5.385            5.135       66.04          55.1     740
----------------------------------------------------------------------------------------------------------------------------------
Total:                              74    31,056,833.10     100.00        5.391            5.128       66.92          49.6     739
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.901%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of            Total      Total     Weighted         Weighted    Original
                              Mortgage          Current    Current      Average          Average     Subject    % Full-Alt    FICO
Periodic Cap (%)                 Loans      Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)           Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
2.000                               74    31,056,833.10     100.00        5.391            5.128       66.92          49.6     739
----------------------------------------------------------------------------------------------------------------------------------
Total:                              74    31,056,833.10     100.00        5.391            5.128       66.92          49.6     739
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 7 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                               Number                       % of                                  Average
                                   of           Total      Total     Weighted        Weighted    Original
                             Mortgage         Current    Current      Average         Average     Subject  % Full-Alt        FICO
Lifetime Rate Cap (%)           Loans     Balance ($)    Balance   Coupon (%)  Net Coupon (%)     LTV (%)         Doc       Score
---------------------------------------------------------------------------------------------------------------------------------
5.000                              16    3,080,066.00       9.92        5.444           5.069       74.96         0.0         729
6.000                              58   27,976,767.10      90.08        5.385           5.135       66.04        55.1         740
---------------------------------------------------------------------------------------------------------------------------------
Total:                             74   31,056,833.10     100.00        5.391           5.128       66.92        49.6         739
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.901%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                               Number                       % of                                  Average
                                   of           Total      Total     Weighted        Weighted    Original
                             Mortgage         Current    Current      Average         Average     Subject  % Full-Alt        FICO
Maximum Mortgage Rates (%)      Loans     Balance ($)    Balance   Coupon (%)  Net Coupon (%)     LTV (%)         Doc       Score
---------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                      4      941,268.11       3.03        4.873           4.498       69.57         0.0         725
10.001 - 11.000                    28   11,312,626.19      36.43        4.953           4.687       59.26        31.5         738
11.001 - 12.000                    38   17,187,139.08      55.34        5.601           5.346       71.55        61.9         739
12.001 - 13.000                     3    1,537,869.15       4.95        6.493           6.243       68.30        78.0         752
13.001 - 14.000                     1       77,930.57       0.25        7.125           6.875      100.00         0.0         698
---------------------------------------------------------------------------------------------------------------------------------
Total:                             74   31,056,833.10     100.00        5.391           5.128       66.92        49.6         739
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.750%
Maximum: 13.125%
Weighted Average: 11.292%
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 8 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                   Number                       % of                                 Average
                                       of           Total      Total    Weighted        Weighted    Original
                                 Mortgage         Current    Current     Average         Average     Subject   % Full-Alt     FICO
Months to Next Rate Adjustment      Loans     Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
54 - 59                                 1       77,930.57       0.25       7.125           6.875      100.00          0.0      698
60 - 65                                 1      337,869.15       1.09       7.000           6.750       57.14          0.0      646
66 - 71                                 8    4,018,718.60      12.94       5.996           5.746       74.84         79.0      755
72 - 77                                20   11,122,570.25      35.81       5.334           5.080       65.54         49.5      725
78 - 83                                44   15,499,744.53      49.91       5.231           4.959       65.91         43.4      746
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 74   31,056,833.10     100.00       5.391           5.128       66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 55
Maximum: 83
Weighted Average: 77
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                   Number                       % of                                 Average
                                       of           Total      Total    Weighted        Weighted    Original
                                 Mortgage         Current    Current     Average         Average     Subject   % Full-Alt     FICO
Interest Only                       Loans     Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
N                                      16    3,080,066.00       9.92       5.444           5.069       74.96          0.0      729
Y                                      58   27,976,767.10      90.08       5.385           5.135       66.04         55.1      740
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 74   31,056,833.10     100.00       5.391           5.128       66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                   Number                       % of                                 Average
                                       of           Total      Total    Weighted        Weighted    Original
                                 Mortgage         Current    Current     Average         Average     Subject   % Full-Alt     FICO
Prepayment Penalty Flag             Loans     Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
N                                      74   31,056,833.10     100.00       5.391           5.128       66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 74   31,056,833.10     100.00       5.391           5.128       66.92         49.6      739
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                                Page 9 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                 74 records
MSM 2004-2AR Aggregate Pool; 7 Year Arms                   Balance: 31,056,833
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                            Number                          % of                                   Average
                                of             Total       Total     Weighted         Weighted    Original
                          Mortgage           Current     Current      Average          Average     Subject   % Full-Alt       FICO
Prepayment Penalty Term      Loans       Balance ($)     Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0                               74     31,056,833.10      100.00        5.391            5.128       66.92         49.6        739
----------------------------------------------------------------------------------------------------------------------------------
Total:                          74     31,056,833.10      100.00        5.391            5.128       66.92         49.6        739
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:49                                               Page 10 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                               Number                        % of                                  Average
                                   of             Total     Total     Weighted         Weighted   Original
                             Mortgage           Current   Current      Average          Average    Subject   % Full-Alt       FICO
Mortgage Rates (%)              Loans       Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                       3      1,721,465.05      0.78        4.250            3.865      80.00         77.4        724
4.501 - 5.000                     103     66,649,823.42     30.16        4.920            4.535      61.27         90.6        738
5.001 - 5.500                     206    116,801,881.13     52.86        5.291            4.913      62.42         90.9        737
5.501 - 6.000                      60     32,014,315.79     14.49        5.713            5.344      68.55         91.5        733
6.001 - 6.500                       6      2,748,669.43      1.24        6.297            6.047      80.27         43.8        773
6.501 - 7.000                       1      1,000,000.00      0.45        6.750            6.500      43.48          0.0        759
7.501 - 8.000                       1         45,600.00      0.02        7.750            7.500      80.00        100.0        586
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380    220,981,754.82    100.00        5.252            4.875      63.24         89.8        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 7.750%
Weighted Average: 5.252%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                               Number                        % of                                  Average
                                   of             Total     Total     Weighted         Weighted   Original
Current Mortgage Loan        Mortgage           Current   Current      Average          Average    Subject   % Full-Alt       FICO
Principal Balance ($)           Loans       Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   1         45,600.00      0.02        7.750            7.500      80.00        100.0        586
100,000.01 - 200,000.00             4        605,575.08      0.27        5.452            5.095      78.43         79.7        675
200,000.01 - 300,000.00             5      1,294,354.50      0.59        5.626            5.323      61.57         60.8        720
300,000.01 - 400,000.00            47     17,893,079.18      8.10        5.358            4.989      66.38         91.6        726
400,000.01 - 500,000.00           108     48,929,099.11     22.14        5.343            4.968      66.17         87.4        740
500,000.01 - 600,000.00            73     40,489,501.25     18.32        5.284            4.912      67.23         87.8        743
600,000.01 - 700,000.00            57     36,573,605.75     16.55        5.193            4.810      62.85         91.1        735
700,000.01 - 800,000.00            23     17,209,211.93      7.79        5.157            4.783      59.56         86.7        739
800,000.01 - 900,000.00            23     19,556,362.22      8.85        5.055            4.670      64.47         95.7        745
900,000.01 - 1,000,000.00          39     38,385,365.80     17.37        5.231            4.850      55.03         92.3        734
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380    220,981,754.82    100.00        5.252            4.875      63.24         89.8        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 45,600.00
Maximum: 1,000,000.00
Average: 581,530.93
Total: 220,981,754.82
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 1 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                   Number                         % of                                 Average
                                       of             Total      Total    Weighted         Weighted   Original
FICO                             Mortgage           Current    Current     Average          Average    Subject   % Full-Alt   FICO
Score                               Loans       Balance ($)    Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Not Available                           2        924,108.50       0.42       5.191            4.806      70.03        100.0      0
Below 550                               1        304,371.64       0.14       5.250            5.000      71.83        100.0    477
576 - 600                               1         45,600.00       0.02       7.750            7.500      80.00        100.0    586
601 - 625                               3        825,000.00       0.37       5.652            5.402      60.88         52.0    616
626 - 650                               8      4,481,064.70       2.03       5.236            4.851      61.79        100.0    642
651 - 675                              30     17,096,914.37       7.74       5.358            4.976      62.20         97.3    663
676 - 700                              44     26,255,933.50      11.88       5.192            4.807      62.06         96.9    689
701 - 725                              52     31,088,990.97      14.07       5.222            4.841      65.05         95.9    714
726 - 750                              73     40,413,025.05      18.29       5.236            4.859      64.10         87.5    739
751 - 775                              82     50,888,270.98      23.03       5.262            4.886      62.91         91.5    764
776 - 800                              71     41,556,487.83      18.81       5.243            4.873      63.44         78.9    786
801 - 825                              12      6,403,596.65       2.90       5.377            5.011      57.81         76.5    807
826 - 850                               1        698,390.63       0.32       5.250            4.865      63.35        100.0    826
----------------------------------------------------------------------------------------------------------------------------------
Total:                                380    220,981,754.82     100.00       5.252            4.875      63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 477
Maximum:  826
Non-Zero Weighted Average: 738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                   Number                         % of                                 Average
                                       of             Total      Total    Weighted         Weighted   Original
                                 Mortgage           Current    Current     Average          Average    Subject   % Full-Alt   FICO
Documentation Level                 Loans       Balance ($)    Balance  Coupon (%)   Net Coupon (%)    LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                              338    198,381,375.59      89.77       5.237            4.856      63.14        100.0    735
Stated Documentation                   19     10,288,750.92       4.66       5.570            5.256      58.06          0.0    757
No Documentation                       17      9,936,233.51       4.50       5.093            4.708      69.04          0.0    765
Limited/Lite                            6      2,375,394.80       1.07       5.795            5.545      69.96          0.0    740
----------------------------------------------------------------------------------------------------------------------------------
Total:                                380    220,981,754.82     100.00       5.252            4.875      63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 2 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                 Number                         % of                                  Average
                                     of             Total      Total     Weighted         Weighted   Original
Original                       Mortgage           Current    Current      Average          Average    Subject  % Full-Alt     FICO
Loan-to-Value Ratio (%)           Loans       Balance ($)    Balance   Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             65     42,099,125.81      19.05        5.241            4.868      41.67        83.8      737
50.01 - 55.00                        28     17,234,906.04       7.80        5.148            4.771      52.80        98.4      742
55.01 - 60.00                        39     23,855,549.12      10.80        5.205            4.820      57.94        93.8      744
60.01 - 65.00                        48     31,018,934.45      14.04        5.316            4.936      62.99        94.8      730
65.01 - 70.00                        62     36,459,972.74      16.50        5.173            4.789      67.83        97.8      736
70.01 - 75.00                        35     19,645,278.71       8.89        5.224            4.846      73.53        78.2      741
75.01 - 80.00                        98     47,981,181.99      21.71        5.314            4.941      79.13        87.8      735
85.01 - 90.00                         1        617,806.96       0.28        5.125            4.740      86.11       100.0      782
95.01 - 100.00                        4      2,068,999.00       0.94        6.143            5.893     100.00        27.5      770
----------------------------------------------------------------------------------------------------------------------------------
Total:                              380    220,981,754.82     100.00        5.252            4.875      63.24        89.8      738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.23%
Maximum: 100.00%
Weighted Average by Current Balance: 63.24%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                 Number                         % of                                  Average
                                     of             Total      Total     Weighted         Weighted   Original
Effective Original             Mortgage           Current    Current      Average          Average    Subject  % Full-Alt     FICO
Loan-to-Value Ratio (%)           Loans       Balance ($)    Balance   Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                         1        738,317.81       0.33        5.000            4.615      17.23       100.0      750
20.01 - 30.00                         4      1,962,471.71       0.89        5.296            4.967      26.22        27.0      750
30.01 - 40.00                        20     12,439,006.50       5.63        5.161            4.792      35.35        88.7      738
40.01 - 50.00                        40     26,959,329.79      12.20        5.281            4.903      46.39        85.2      736
50.01 - 60.00                        67     41,090,455.16      18.59        5.181            4.800      55.79        95.8      743
60.01 - 70.00                       114     69,547,906.19      31.47        5.266            4.888      66.63        94.4      735
70.01 - 80.00                       133     67,626,460.70      30.60        5.288            4.914      77.50        85.0      737
80.01 - 90.00                         1        617,806.96       0.28        5.125            4.740      86.11       100.0      782
----------------------------------------------------------------------------------------------------------------------------------
Total:                              380    220,981,754.82     100.00        5.252            4.875      63.24        89.8      738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.23%
Maximum: 86.11%
Weighted Average by Current Balance: 62.96%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 3 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                    Number                      % of                                  Average
                                        of            Total    Total      Weighted       Weighted    Original
                                  Mortgage          Current  Current       Average        Average     Subject   % Full-Alt    FICO
Pledged Assets                       Loans      Balance ($)  Balance    Coupon (%) Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
No                                     376   218,912,755.82    99.06         5.243          4.865       62.89         90.4     737
Yes                                      4     2,068,999.00     0.94         6.143          5.893      100.00         27.5     770
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 380   220,981,754.82   100.00         5.252          4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                    Number                      % of                                  Average
Coverage on Loans with                  of            Total    Total      Weighted       Weighted    Original
Original Loan-to-Value            Mortgage          Current  Current       Average        Average     Subject   % Full-Alt    FICO
Ratios above 80%                     Loans      Balance ($)  Balance    Coupon (%) Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                       1       617,806.96    22.99         5.125          4.740       86.11        100.0     782
Pledged Assets                           4     2,068,999.00    77.01         6.143          5.893      100.00         27.5     770
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   5     2,686,805.96   100.00         5.909          5.628       96.81         44.2     773
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                    Number                      % of                                  Average
Geographic                              of            Total    Total      Weighted       Weighted    Original
Distribution                      Mortgage          Current  Current       Average        Average     Subject   % Full-Alt    FICO
by Balance                           Loans      Balance ($)  Balance    Coupon (%) Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
California                             178   104,395,033.36    47.24         5.342          4.962       62.58         90.8     734
Massachusetts                           22    14,705,440.77     6.65         5.121          4.740       62.06        100.0     745
Illinois                                21    12,935,841.33     5.85         5.233          4.859       68.94         93.5     721
New York                                23    10,876,606.92     4.92         5.175          4.803       61.99         86.8     748
Connecticut                             16    10,346,063.31     4.68         5.154          4.769       53.11         86.9     742
Virginia                                18    10,079,866.27     4.56         5.088          4.703       64.66        100.0     745
Maryland                                13     7,902,808.13     3.58         5.248          4.889       62.87        100.0     730
New Jersey                              13     6,783,370.10     3.07         5.158          4.773       59.33         80.1     754
Florida                                 10     4,808,861.14     2.18         5.255          4.913       63.28         69.8     743
Colorado                                 6     4,637,447.51     2.10         5.245          4.860       66.35         79.0     728
Other                                   60    33,510,415.98    15.16         5.160          4.791       67.17         83.3     744
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 380   220,981,754.82   100.00         5.252          4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 35
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 4 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                            Number                         % of                                     Average
                                of             Total      Total     Weighted          Weighted     Original
                          Mortgage           Current    Current      Average           Average      Subject   % Full-Alt    FICO
Purpose                      Loans       Balance ($)    Balance   Coupon (%)    Net Coupon (%)      LTV (%)          Doc   Score
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term          182    112,332,803.63      50.83        5.186             4.808        59.57         87.8     737
Purchase                       134     72,736,977.13      32.92        5.311             4.933        70.00         91.2     747
Refinance - Cashout             64     35,911,974.06      16.25        5.339             4.967        61.03         92.9     720
--------------------------------------------------------------------------------------------------------------------------------
Total:                         380    220,981,754.82     100.00        5.252             4.875        63.24         89.8     738
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                            Number                         % of                                     Average
                                of             Total      Total     Weighted          Weighted     Original
                          Mortgage           Current    Current      Average           Average      Subject   % Full-Alt    FICO
Property Type                Loans       Balance ($)    Balance   Coupon (%)    Net Coupon (%)      LTV (%)          Doc   Score
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        351    206,173,134.25      93.30        5.242             4.863        62.81         90.3     736
Planned Unit Development        13      6,234,028.07       2.82        5.730             5.420        74.51         72.5     748
Condominium                     11      6,089,581.28       2.76        5.109             4.735        64.41         85.3     742
Co-op                            4      2,116,011.22       0.96        5.037             4.655        68.06        100.0     789
Townhouse                        1        369,000.00       0.17        6.250             6.000        65.89        100.0     776
--------------------------------------------------------------------------------------------------------------------------------
Total:                         380    220,981,754.82     100.00        5.252             4.875        63.24         89.8     738
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                            Number                         % of                                     Average
                                of             Total      Total     Weighted          Weighted     Original
                          Mortgage           Current    Current      Average           Average      Subject   % Full-Alt    FICO
Occupancy                    Loans       Balance ($)    Balance   Coupon (%)    Net Coupon (%)      LTV (%)          Doc   Score
--------------------------------------------------------------------------------------------------------------------------------
Primary                        371    214,981,724.44      97.28        5.252             4.875        63.31         89.5     737
Second Home                      9      6,000,030.38       2.72        5.233             4.867        60.71        100.0     767
--------------------------------------------------------------------------------------------------------------------------------
Total:                         380    220,981,754.82     100.00        5.252             4.875        63.24         89.8     738
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 5 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                               Number                        % of                                    Average
                                   of            Total      Total      Weighted         Weighted    Original
Remaining Term               Mortgage          Current    Current       Average          Average     Subject   % Full-Alt     FICO
to Stated Maturity              Loans      Balance ($)    Balance    Coupon (%)   Net Coupon (%)     LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
241 - 360                         380   220,981,754.82     100.00         5.252            4.875       63.24         89.8      738
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380   220,981,754.82     100.00         5.252            4.875       63.24         89.8      738
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  296
Maximum:  359
Weighted Average: 355
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                               Number                        % of                                    Average
                                   of            Total      Total      Weighted         Weighted    Original
                             Mortgage          Current    Current       Average          Average     Subject   % Full-Alt     FICO
Product Type                    Loans      Balance ($)    Balance    Coupon (%)   Net Coupon (%)     LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
10 Year/1 Year                    349   207,061,857.60      93.70         5.217            4.832       62.95         92.8      737
10 Year/6 Month IO                 31    13,919,897.22       6.30         5.764            5.510       67.62         44.4      746
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380   220,981,754.82     100.00         5.252            4.875       63.24         89.8      738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                               Number                        % of                                    Average
                                   of            Total      Total      Weighted         Weighted    Original
                             Mortgage          Current    Current       Average          Average     Subject   % Full-Alt     FICO
Index Type                      Loans      Balance ($)    Balance    Coupon (%)   Net Coupon (%)     LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                 350   207,464,357.60      93.88         5.217            4.832       62.96         92.8      737
Libor - 6 Month                    30    13,517,397.22       6.12         5.790            5.540       67.55         42.7      746
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380   220,981,754.82     100.00         5.252            4.875       63.24         89.8      738
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 6 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                          % of                                   Average
                                   of             Total       Total     Weighted         Weighted    Original
                             Mortgage           Current     Current      Average          Average     Subject   % Full-Alt    FICO
Gross Margin (%)                Loans       Balance ($)     Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
2.000                              30     13,517,397.22        6.12        5.790            5.540       67.55         42.7     746
2.750                             350    207,464,357.60       93.88        5.217            4.832       62.96         92.8     737
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380    220,981,754.82      100.00        5.252            4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.750%
Weighted Average: 2.704%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                          % of                                   Average
                                   of             Total       Total     Weighted         Weighted    Original
                             Mortgage           Current     Current      Average          Average     Subject   % Full-Alt    FICO
Initial Periodic Cap (%)        Loans       Balance ($)     Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
5.000                             350    207,464,357.60       93.88        5.217            4.832       62.96         92.8     737
6.000                              30     13,517,397.22        6.12        5.790            5.540       67.55         42.7     746
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380    220,981,754.82      100.00        5.252            4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.061%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                          % of                                   Average
                                   of             Total       Total     Weighted         Weighted    Original
                             Mortgage           Current     Current      Average          Average     Subject   % Full-Alt    FICO
Periodic Cap (%)                Loans       Balance ($)     Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
2.000                             380    220,981,754.82      100.00        5.252            4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------
Total:                            380    220,981,754.82      100.00        5.252            4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 7 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                 Number                        % of                                   Average
                                     of            Total      Total     Weighted         Weighted    Original
                               Mortgage          Current    Current      Average          Average     Subject   % Full-Alt    FICO
Lifetime Rate Cap (%)             Loans      Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
5.000                               350   207,464,357.60      93.88        5.217            4.832       62.96         92.8     737
6.000                                30    13,517,397.22       6.12        5.790            5.540       67.55         42.7     746
----------------------------------------------------------------------------------------------------------------------------------
Total:                              380   220,981,754.82     100.00        5.252            4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.061%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                 Number                        % of                                   Average
                                     of            Total      Total     Weighted         Weighted    Original
                               Mortgage          Current    Current      Average          Average     Subject   % Full-Alt    FICO
Maximum Mortgage Rates (%)        Loans      Balance ($)    Balance   Coupon (%)   Net Coupon (%)     LTV (%)          Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                      106    68,371,288.47      30.94        4.903            4.518       61.75         90.2     738
10.001 - 11.000                     244   139,093,069.13      62.94        5.371            4.986       63.56         94.1     736
11.001 - 12.000                      22     9,723,127.79       4.40        5.539            5.289       66.37         46.5     738
12.001 - 13.000                       7     3,748,669.43       1.70        6.418            6.168       70.45         32.1     769
13.001 - 14.000                       1        45,600.00       0.02        7.750            7.500       80.00        100.0     586
----------------------------------------------------------------------------------------------------------------------------------
Total:                              380   220,981,754.82     100.00        5.252            4.875       63.24         89.8     738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.250%
Maximum: 13.750%
Weighted Average: 10.313%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 8 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                   Number                        % of                                  Average
                                       of             Total     Total    Weighted         Weighted    Original
                                 Mortgage           Current   Current     Average          Average     Subject   % Full-Alt   FICO
Months to Next Rate Adjustment      Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)     LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
84 - 89                                 1         45,600.00      0.02       7.750            7.500       80.00        100.0    586
102 - 107                               7      3,739,669.43      1.69       6.394            6.144       73.75         22.3    768
108 - 113                              10      3,948,812.56      1.79       5.518            5.236       67.49         64.6    714
114 - 119                             362    213,247,672.83     96.50       5.226            4.845       62.97         91.4    737
----------------------------------------------------------------------------------------------------------------------------------
Total:                                380    220,981,754.82    100.00       5.252            4.875       63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  86
Maximum:  119
Weighted Average: 115
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                   Number                        % of                                  Average
                                       of             Total     Total    Weighted         Weighted    Original
                                 Mortgage           Current   Current     Average          Average     Subject   % Full-Alt   FICO
Interest Only                       Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)     LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                     349    207,061,857.60     93.70       5.217            4.832       62.95         92.8    737
Y                                      31     13,919,897.22      6.30       5.764            5.510       67.62         44.4    746
----------------------------------------------------------------------------------------------------------------------------------
Total:                                380    220,981,754.82    100.00       5.252            4.875       63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                   Number                        % of                                  Average
                                       of             Total     Total    Weighted         Weighted    Original
                                 Mortgage           Current   Current     Average          Average     Subject   % Full-Alt   FICO
Prepayment Penalty Flag             Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)     LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                     380    220,981,754.82    100.00       5.252            4.875       63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------
Total:                                380    220,981,754.82    100.00       5.252            4.875       63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Feb 10, 2004 22:50                                                Page 9 of 10

MSM 2004-2AR Preliminary Pools                                  MORGAN STANLEY
Collateral Analysis                                                380 records
MSM 2004-2AR Aggregate Pool; 10 Year Arms                 Balance: 220,981,755
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                  Number                       % of                                    Average
                                      of            Total     Total     Weighted         Weighted     Original
                                Mortgage          Current   Current      Average          Average      Subject   % Full-Alt   FICO
Prepayment Penalty Term            Loans      Balance ($)   Balance   Coupon (%)   Net Coupon (%)      LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0                                    380   220,981,754.82    100.00        5.252            4.875        63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------
Total:                               380   220,981,754.82    100.00        5.252            4.875        63.24         89.8    738
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of
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